UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-5446



                        Intermediate Bond Fund of America
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (213) 486-9200

                       Date of fiscal year end: August 31

                    Date of reporting period: August 31, 2005





                                Julie F. Williams
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                                 Michael Glazer
                      Paul, Hastings, Janofsky & Walker LLP
                             515 South Flower Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

INTERMEDIATE BOND FUND OF AMERICA

[cover: photo of math equations on a chalkboard]

Increasing complexity, increasing research

Annual report for the year ended August 31, 2005

INTERMEDIATE BOND FUND OF AMERICA(R) seeks to earn current income, consistent with preservation of capital, by investing in a portfolio of fixed-income securities with an average effective maturity of no more than five years and with quality ratings of A or better.

This fund is one of the 29 American Funds. The organization ranks among the nation's three largest mutual fund families. For more than seven decades, Capital Research and Management Company,(SM) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents                                                                                     Page

Letter to shareholders                                                                          1
The value of a long-term perspective                                                            3
Special report -- Increasing complexity, increasing research                                    4
Summary investment portfolio                                                                    8
Financial statements                                                                           12
Trustees and officers                                                                          27
What makes American Funds different?                                                   back cover


FIGURES SHOWN ARE PAST RESULTS FOR CLASS A SHARES AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. SHARE PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM. FUND RESULTS SHOWN, UNLESS OTHERWISE INDICATED, ARE AT NET ASSET VALUE. IF A SALES CHARGE (MAXIMUM 3.75%) HAD BEEN DEDUCTED, THE RESULTS WOULD HAVE BEEN LOWER.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2005 (the most recent calendar quarter):

CLASS A SHARES                                                      1 year           5 years          10 years

Reflecting 3.75% maximum sales charge                               -2.43%           +3.92%            +4.77%

The fund's investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 21 for details.

The fund's 30-day yield for Class A shares as of September 30, 2005, calculated in accordance with the Securities and Exchange Commission formula, was 3.48%, which reflects a fee waiver (3.46% without the fee waiver). The fund's distribution rate for Class A shares as of that date was 3.84% (3.81% without the fee waiver). Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund's past dividends paid to shareholders. Accordingly, the fund's SEC yield and distribution rate may differ.

Results for other share classes can be found on page 26. Please see the inside back cover for important information about other share classes.

The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund.



FELLOW SHAREHOLDERS:

[photo of math equations on a chalkboard]

For the fiscal year ended August 31, 2005, Intermediate Bond Fund of America produced a total return of 2.1%. This return includes changes to the fund's share price, which was down slightly from last year, and the income return earned on dividends paid by the fund.

During the year, shareholders earned monthly dividends totaling 45 cents a share. Those who reinvested these dividends received an income return of 3.32%. Those who elected to take dividends in cash recorded an income return of 3.27%.

The fund's total return bested that of its peer group as measured by the Lipper Short-Intermediate Investment-Grade Debt Funds Average, which produced a 1.9% return.

Fund results were also higher than the 1.8% return of its benchmark, the unmanaged Lehman Brothers Government/Credit 1-7 Years ex. BBB Index. Index returns do not include expenses. Results for longer time periods are shown in the table below.

THE LONG AND SHORT OF IT

During the past year, the Federal Reserve Board continued to raise the federal funds rate at a measured pace. The Fed first began raising this target lending rate in June 2004. Since then, it has increased the rate 11 times, a quarter point each, bringing it to 3.75%.

In the past when the Fed raised rates, the bond market reacted by pushing yields higher across the maturity spectrum. (When a bond's yield rises, its price declines and vice versa.) This time has been notably different. Short-term bond yields rose steadily in response to the Fed increases, while long-term yields declined instead. This anomaly has puzzled the bond market and prompted Federal Reserve Chairman Alan Greenspan to call the decline in long-term yields a "conundrum."

Not surprisingly then, long-term bonds posted the strongest returns of the fiscal year in every sector of the market. With respect to credit quality, A-rated bonds posted better returns than other investment-grade categories.

[Begin Sidebar]
RESULTS AT A GLANCE

Average annual total returns for periods ended August 31, 2005, with all distributions reinvested

                                                                     1 year            5 years          10 years          Lifetime*

Intermediate Bond Fund of America                                     2.08%            5.02%             5.31%            6.25%
Lehman Brothers Government/Credit
     1-7 Years ex. BBB Index**                                        1.76             5.80              5.90             6.83
Lipper Short-Intermediate Investment-Grade
     Debt Funds Average                                               1.87             5.32              5.42             6.60

*Since February 19, 1988.
**The index is unmanaged and does not reflect sales charges, commissions or expenses, and holds bonds with a longer average maturity than the fund. [End Sidebar]

OUR FOCUS ON SAFETY AND SELECTION

During the past year, the portfolio counselors of Intermediate Bond Fund of America largely maintained the conservative investment strategy we outlined in last year's report. This strategy focuses on protecting shareholder principal by lowering the fund's sensitivity to higher interest rates and by maintaining a high level of credit quality in the portfolio and a broad diversification among bond sectors.

One measure of the portfolio's price sensitivity is its effective average maturity, the market-weighted average of all effective bond maturities in the portfolio. At fiscal year-end, the fund's weighted average maturity was 3.2 years, up slightly from a year ago, but well below the five-year limit of the fund's stated objective. The main reason for the shorter concentration is that short-term bonds retain more of their market value than do comparable long-term bonds when yields rise for both.

Credit quality can also be an effective buffer against weaker bond markets. During the past year, the fund gradually increased its holdings in AAA-rated bonds (which include U.S. government and agency debt) to 67% from 64%. We have also lowered the fund's exposure to mortgage-backed obligations because higher long-term rates can reduce mortgage prepayments, which has the effect of extending the expected maturities of these bonds.

The fund's research analysts have also made important contributions to the fund's mix and the quality of its holdings. Their efforts help the portfolio counselors evaluate the risks attached to each bond and identify those with the most attractive return potential. To learn more about our varied and expanding research efforts, please see our feature report, "Increasing complexity, increasing research," beginning on page 4.

LOOKING AHEAD

The catastrophic destruction caused by hurricanes Katrina and Rita tragically disrupted the lives of thousands. It has also clouded the outlook for interest rates and the bond market over the near term. Some economists believe that the Fed will soon stop raising rates to allow the economy to absorb the dislocations caused by the storms. Others believe that persistently high oil prices and damage to the Gulf's energy industry will usher in higher inflation and, as a result, even higher interest rates going forward.

The investment professionals of Intermediate Bond Fund of America will closely monitor the developing aftermath of the Gulf Coast tragedy and its impact on the economy. As always, they will implement strategies to safeguard shareholder principal even as they search the market for attractive investment opportunities. With its emphasis on intermediate maturities and high credit quality, Intermediate Bond Fund of America offers a conservative niche in the bond market that we actively manage for the long-term benefit of our shareholders.

We are honored to be a part of your investment portfolio, and we are grateful for your confidence and support.

Cordially,

/s/ Paul G. Haaga, Jr.

Paul G. Haaga, Jr.
Vice Chairman of the Board

/s/ John H. Smet

John H. Smet
President

October 11, 2005

For current information about the fund, visit americanfunds.com.

Martin Fenton, an independent Trustee of the fund since 1989, has been elected non-executive chairman of the Board. Paul G. Haaga, Jr., the previous chairman, has been elected vice chairman. As independent Board chair, Mr. Fenton will chair Board meetings, including executive sessions of the independent Trustees, and will be responsible for Board agendas, but will not have other executive or management responsibilities with the fund. He will remain unaffiliated with Capital Research and Management Company, the fund's investment adviser, and any of its affiliates.

THE VALUE OF A LONG-TERM PERSPECTIVE

How a $10,000 investment has grown (For the period February 19, 1988, to August 31, 2005, with dividends reinvested)

Fund figures reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.(1) Thus the net amount invested was $9,625.

[begin mountain chart]

                                          Lipper Short-
               Lehman Brothers             Intermediate
                    Gvt/Credit              Investment-                    Intermediate           Consumer
                     1-7 Years               Grade Debt                    Bond Fund of              Pprice
              ex. BBB Index(2)         Funds Average(3)                         America           Index(4)

(2/19/88)              $10,000                  $10,000                           $9,625           $10,000
1988*                   10,077                   10,037                            9,719            10,259
1989                    11,128                   11,087                           10,589            10,741
1990                    12,082                   11,825                           11,270            11,345
1991                    13,575                   13,289                           12,592            11,776
1992                    15,258                   15,001                           14,202            12,147
1993                    16,478                   16,545                           15,617            12,483
1994                    16,538                   16,335                           15,338            12,845
1995                    17,956                   17,733                           16,611            13,181
1996                    18,811                   18,478                           17,379            13,560
1997                    20,292                   19,952                           18,739            13,862
1998                    21,998                   21,536                           20,178            14,086
1999                    22,640                   21,852                           20,491            14,405
2000                    24,037                   23,285                           21,815            14,897
2001                    26,806                   25,874                           24,266            15,302
2002                    29,009                   27,606                           25,695            15,578
2003                    30,190                   28,657                           26,382            15,914
2004                    31,310                   29,936                           27,302            16,336
2005                    31,861                   30,675                           27,869            16,931

Year ended August 31

*For the period February 19, 1988, through August 31, 1988.
(1) As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
(2) The index is unmanaged and does not reflect sales charges, commissions or expenses.
(3) Calculated by Lipper. The average does not reflect sales charges.
(4) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.

AVERAGE ANNUAL TOTAL RETURNS BASED ON A $1,000 INVESTMENT (for periods ended 8/31/05)*

                                                                             1 year           5 years          10 years

CLASS A SHARES                                                               -1.76%           +4.22%            +4.91%

*Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge. The maximum initial sales charge was 4.75% prior to January 10, 2000.



INCREASING COMPLEXITY, INCREASING RESEARCH

[close-up photo of a hand holding a pencil, writing in a ledger]


IN SIMPLEST TERMS, A BOND IS AN I.O.U., A STRAIGHTFORWARD AGREEMENT TO REPAY A LOAN. YET IN TODAY'S WORLD OF ADVANCED TECHNOLOGY AND INNOVATION, "SIMPLE" AND "STRAIGHTFORWARD" ARE INCREASINGLY RARE TERMS IN BOND MARKET PARLANCE. THE DEBT FINANCINGS THAT ORIGINATE ON WALL STREET ARE OFTEN LADEN WITH "BELLS AND WHISTLES" SUCH AS CALL FEATURES, SINKING FUNDS AND MAKE-WHOLE PROVISIONS. THE VARIETY OF BONDS AVAILABLE IN TODAY'S MARKET INCLUDES SUCH SPECIALIZED SECURITIES AS ALT-A CONFORMING SECURITIES, ZERO-COUPON BONDS AND 5X1 HYBRIDS. IF THESE TERMS SOUND PERPLEXING, THEY CAN BE. AT FIRST GLANCE, THE AVERAGE INVESTOR MAY BE MORE INCLINED TO HEAD FOR THE EXITS THAN TO SEEK PROFESSIONAL ASSISTANCE.

Yet avoiding the market won't help you reach your financial goals. Intermediate Bond Fund of America can help you take advantage of the market's complex offerings without making your head spin. Its success owes much to the growing team of fixed-income analysts who evaluate the credit fundamentals, debt structures and market conditions that affect each bond we purchase.

On the following pages, we'll take a closer look at the fund's fixed-income research efforts and discuss how we address the increasing complexity of the bond market. In the process, we hope that you will gain a better understanding of the fund itself and how our research efforts serve shareholders through careful bond selection.


BEGINNING WITH CREDIT QUALITY

Bond research encompasses several facets of investigation. Credit quality is one aspect that is central to determining a bond's risk potential and relative value. In the bond market, only U.S. government-guaranteed debt is viewed as free of credit risk. All other bonds contain an element of credit risk, however slight, that helps to determine their market value. This value is expressed in terms of yield. The current yields of U.S. Treasuries, with maturities from three months to 30 years, serve as a reference for all other bond yields. The difference between a bond's yield and that of a comparable Treasury is referred to as the "yield spread" or risk premium; this is the additional yield an investor receives for the additional risk of a non-Treasury bond.

Discerning a bond's credit risk is especially important with corporate debt. Although most of the market's corporate debt is rated by the major rating agencies (e.g., Moody's or Standard & Poor's), ratings seldom tell the whole story, and they can be misleading when an investor is attempting to compare the risk profiles of two bonds that have identical ratings, but represent different sectors of the corporate market. An A-rated finance company, for example, may have very different risk characteristics than an A-rated food company.

The fixed-income credit analysts of Capital Research and Management Company, the fund's adviser, dig deeper to understand the full credit picture of each bond we buy. "We look beyond the ratings," says Christine Cronin, one of the fund's credit analysts, "to identify companies with a high degree of stability." Christine's coverage includes food, beverage and consumer finance companies, many of which issue bonds that are good candidates for Intermediate Bond Fund of America. "The stability we look for applies to several elements," explains Christine. "It applies to earnings, to the company's management and to its stock price."


Many of the food and beverage companies that Christine covers generate reliable cash flows, which are an important indicator of a company's ability to make timely interest and principal payments on the bonds it issues. A solid management team is essential to keeping earnings on track and for establishing clear and realistic strategies for growth. Finally, a relatively stable share price often suggests a supportive market for a company and its operations. "A weak stock price can distract management," warns Christine, "and lead to policies less favorable to bondholder interests."

"The fund has a tremendous advantage," Christine explains, "in that we can work with our equity analysts to develop a comprehensive assessment of each company's financial and operational strengths and weaknesses. This helps us develop a long-term outlook and opinion on the company's bonds, which is important because we usually buy bonds with the expectation that we will hold them to maturity."

Christine's research on food and beverage companies is particularly valuable because most of these bonds are unsecured. This means that the credit quality of the bonds relies wholly on the strength of the company and its operations going forward to make good on the debt. Christine cautions, "Even solid companies can make mistakes if, for example, management overreaches through an ill-conceived merger or acquisition. Such events can rapidly erode the credit quality of an otherwise attractive bond." Consequently, the credit profile of a corporate bond is often a fluid image. It is more than numbers on a balance sheet, the ratios and fundamentals; it is also the expectations for future performance and management ability.

UNDERSTANDING BOND STRUCTURES

Structured securities have been one of the fastest growing segments of the bond market over the past decade. In the fund's portfolio, these bonds are typically grouped as mortgage-backed or asset-backed obligations. Both securities are created by packaging pools of similar loans to form an entirely new security. By creating these structured securities, banks and other financial institutions are able to lighten the balance of loans on their books and expand their lending practices. Bondholders may benefit from the diversification these securities offer and the strength of the collateral. Cinthya Anaya, one of the fund's asset-backed analysts, notes, "Many of these securities have high investment-grade credit ratings, which make them eligible for the fund's consideration." Cinthya specializes in bonds backed by credit card receivables -- the unpaid balances on consumer credit cards.

[photo of Christine Cronin]
[Begin Photo Caption]
Christine Cronin
[End Photo Caption]

[photo of Wesley Phoa]
[Begin Photo Caption]
Wesley Phoa
[End Photo Caption]

[photo of Cinthya Anaya]
[Begin Photo Caption]
Cinthya Anaya
[End Photo Caption]

[Begin Sidebar]
GLOSSARY OF BOND TERMS

[photo of a sponge sitting on a chalkboard ledge]

ALT-A CONFORMING SECURITIES: Formally known as Alternative-A conforming balance private label pass-through securities. These mortgage-backed bonds can be structured as pass-through certificates. The underlying mortgage pool consists of high-quality ("A"), single-family mortgages that conform to federal agency loan size requirements, but which may lack sufficient loan documentation to qualify for agency inclusion. These securities are originated by private entities and are less likely to prepay when interest rates decline than are similar agency pass-throughs.

ASSET-BACKED OBLIGATIONS: Securities that are collateralized by assets (loans) that are not mortgage loans. They are structured much like mortgage-backed bonds with large pools of assets securing the debt. The most common types are backed by automobile loans, credit card receivables and home equity loans.

CALL FEATURES: Provisions of a bond allowing for the principal to be repaid prior to maturity, typically at a pre-determined date and at a premium price that declines over time.

DURATION: The weighted maturity of a bond's (or portfolio's) cash flows used to estimate its price sensitivity to a given change in interest rates. Duration is expressed in years. Thus the price of a three-year duration bond will typically rise (fall) 3% if rates fall (rise) 1%.

5X1 HYBRIDS: Formally known as 5x1 hybrid adjustable-rate mortgage pass-throughs. A type of pass-through in which the underlying mortgage pool consists of adjustable-rate mortgages that have a fixed rate for five years, then adjust every year thereafter at a spread off a given benchmark rate. These bonds tend to be high-quality instruments with relatively attractive yields.

MAKE-WHOLE PROVISIONS: Similar to a call feature, this allows an issuer to retire a bond prior to maturity using a formula that values the bond at a tighter spread (higher price) to Treasuries than it might normally be valued.

MORTGAGE-BACKED BONDS: Any of a variety of securities that are backed by a pool(s) of mortgage loans. The most common, the mortgage pass-through, has the issuer or servicing agent collect the loan payments, which are then directly "passed through" to the security holders.

SINKING FUNDS: Bond provisions that require the issuer to retire a substantial portion of the debt in a pre-arranged schedule prior to the stated maturity. A feature common in industrial and utility bonds.

SPREAD: The difference in yield (or price) between two securities. The yield spread is most often quoted in basis points (one-hundredths of a percent).

TRANCHE: A slice or portion of a structured bond, such as an asset-backed security. Each tranche has distinct maturity and risk characteristics, which differentiate it from other tranches that make up the pool of loans.

ZERO-COUPON BONDS: A bond for which no periodic interest payments are made. Instead, the investor receives a single payment at maturity that includes the principal plus interest earned (compounded semiannually to maturity) at a rate set originally.
[End Sidebar]


[Begin Sidebar]
"We leverage each other's expertise to better serve the fund and its shareholders."
- Cinthya  Anaya
[End Sidebar]

The credit quality of asset-backed securities relies, in part, on the structure of the pooled loans. "When evaluating these securities, I need to understand the collateral -- the size of the loan pool and the type of loans," explains Cinthya. "Some credit card users represent greater risks than others. Analyzing these risks provides clues as to how loan payments might change if the economy were to weaken. These evaluations are an important part of the research I compile and my assessment of the attractiveness of the individual bonds."

Credit card bonds are typically issued in three tranches, or slices, which segregate the risks inherent in each pool of loans. Because the senior portion has priority over the other tranches for interest payments, it carries the highest credit rating of the three and the least amount of risk. "The characteristics of most senior asset-backed debt fit well with the fund's objectives," notes Cinthya. The junior tranche, in contrast, absorbs any credit losses before the other two, which earns it the lowest credit rating of the three. In between is the mezzanine tranche, which carves out the middle ground of the loan pool in terms of risk and credit quality.

The bank or financial entity that services the loans is another vital part of the research equation for asset-backed securities. Cinthya adds, "If the company that services these loans runs into financial difficulties, that can create problems for bonds that are backed by the loans. Poor loan servicing can lead to late payments or defaults by credit card users; that can lead to credit deterioration in the bonds themselves and to unpredictable cash flows for the bondholders." To help avoid such a scenario, Cinthya regularly consults with credit analysts Louise Moriarty (who covers banks) and Christine Cronin (financial companies) to keep current on the credit profiles of the servicing entities. In this manner, fundamental credit analysis works hand in hand with structural analysis to help provide a fuller picture of the risks attached to structured debt held in the portfolio.


VIEWING BONDS FROM A WIDER PERSPECTIVE

The analysis of a bond is never complete without examining it from a broader market context. Every bond, regardless of its credit profile, can lose or gain value depending on the market's expectations for inflation and interest rates, and the elemental forces of supply and demand. With this "big picture" perspective, analysts and portfolio counselors can better assess the relative value of a bond before making an investment decision.

Wesley Phoa is one of several analysts who brings a macro (big picture) perspective to our fixed-income efforts. Wesley focuses on U.S. government bonds (U.S. Treasuries and agencies), the sector of the market that is highly sensitive to changes in the economy and investor attitudes, primarily because government-guaranteed bonds are unencumbered by credit concerns. "Much of my work involves studying technical aspects of the Treasury market to better understand what drives short-term trends," explains Wesley. "I analyze the Treasury yield curve to determine which maturities offer better incremental value at any given time. I study government bond issuance and how investors respond. I look at hedging practices in the market and global finance needs. All of these things contribute to my understanding of short-term market trends, which in turn helps me formulate a longer term outlook on the bond market."

The outlook for interest rates is a key element of this perspective and the focus of our Duration Strategy Team. "Duration is a technical measure of a bond's or a portfolio's price sensitivity to interest rate moves," explains Wesley, who is a member of the team that also includes portfolio counselors, market analysts and economists. "We continuously study the interest rate outlook and recommend a duration-based investment strategy to help the fund weather shifts in the bond market. When we see inflation rising, and the bond market is not responding as it should, we recommend that the fund take a short duration stance in order to help protect shareholder principal."

Portfolio counselors and analysts alike rely on the market perspective that the team provides. Yet Wesley is quick to point out, "The big picture work we do benefits, as well, from the work of individual company analysts. The relationships they build with individual companies give us insights into how well businesses are doing. This frequently helps us to identify trends before they become priced into the market. For example, our retail analysts may detect competitive pressures on apparel or appliance prices before they show up in inflation data."

MEETING COMPLEXITY WITH DIVERSITY AND A LONG-TERM VIEW

If there is a common thread to the fixed-income efforts at Capital Research, it is building on the research of fellow analysts to better evaluate the risk and reward potential of every bond we consider. In the words of Cinthya Anaya, "We leverage each other's expertise to better serve the fund and its shareholders." In recent years, these multiple perspectives have been enhanced with the addition of analysts and economists who cover specific industries, international debt markets, structured debt products and individual market sectors.
Altogether, Capital's fixed-income research team numbers more than 30 professionals representing every major segment of the bond market.

Yet, it is more than numbers and experience that inform the investment decisions made by the fund's portfolio counselors. By taking a long-term view on each bond that goes into the fund, our research analysts are better able to identify when markets are out of line or individual bonds are undervalued. Wesley Phoa put it this way, "Day to day, markets are driven by people who have different objectives than we do. Because we can think independently and collectively, and with a longer time horizon in mind, we are in a good position to serve the long-term investment goals of our shareholders."


Summary investment portfolio, August 31, 2005

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund's principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.


[begin pie chart]
INVESTMENT MIX BY SECURITY TYPE                                     Percent of
                                                                    net assets

Corporate bonds & notes                                                 28.7 %
U.S. Treasury bonds & notes                                             17.5
Federal agency bonds & notes                                            17.0
Asset-backed obligations                                                12.4
Federal agency mortgage-backed obligations                               7.3
Collaterized mortgage-backed obligations (privately originated)          6.5
Commercial mortgage-backed securities                                    5.4
Other                                                                    1.6
Short-term securities and other assets less liabilities                  3.6

[end pie chart]


                                                                                     Principal          Market        Percent
                                                                                        amount           value         of net
Bonds & notes  - 95.75%                                                                  (000)           (000)         assets

Corporate bonds & notes - 28.67%

Financials  - 16.46%
USA Education, Inc. 5.625% 2007                                                         $9,035          $9,232
SLM Corp. 3.59%-5.625% 2005-2014 (1)                                                    58,750          58,513          1.29%
Jackson National Life Global Funding, Series 2002-1, 5.25% 2007 (2)                     24,500          24,990            .47
Westfield Capital Corp. Ltd. and WT Finance (Australia) Pty Ltd. and WEA
    Finance LLC 4.375% 2010 (2)                                                         22,885          22,608            .43
Citigroup Inc. 3.50% 2008                                                               22,500          22,145            .42
Nationwide Life Insurance Co. 5.35% 2007 (2)                                            21,350          21,548            .41
Monumental Global Funding Trust II, Series 2002-A, 5.20% 2007 (2)                       19,350          19,592            .37
John Hancock Global Funding II, Series 2002-G, 5.00% 2007 (2)                           19,000          19,251            .36
Other securities                                                                                       669,679          12.71
                                                                                                       867,558          16.46


Telecommunication services  - 2.80%
SBC Communications Inc. 4.125% 2009                                                     18,750          18,535            .35
Other securities                                                                                       129,004           2.45
                                                                                                       147,539           2.80

Consumer staples - 2.56%                                                                               134,976           2.56

Consumer discretionary - 2.55%                                                                         134,098           2.55

Industrials  - 2.28%
General Electric Capital Corp.:
 Series A, 5.00% 2007                                                                   23,000          23,349
 2.85%-6.00% 2006-2012                                                                  21,500          21,814
General Electric Co. 5.00% 2013                                                          2,000           2,057            .90
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011 (2)  (3)                22,662          24,130            .45
Other securities                                                                                        48,905            .93
                                                                                                       120,255           2.28


Utilities - 0.97%                                                                                       51,354            .97

Health care - 0.55%                                                                                     28,725            .55


Other corporate bonds & notes - 0.50%                                                                   26,254            .50

Total corporate bonds & notes (cost: $1,510,683,000)                                                 1,510,759          28.67


U.S. Treasury bonds & notes  - 17.58%
U.S. Treasury:
 5.625% 2006                                                                            24,265          24,479
 3.25% 2007                                                                             58,750          58,117
 6.25% 2007                                                                             47,750          49,421
 3.375% 2008                                                                            48,750          48,072
 3.375% 2008                                                                            20,000          19,714
 3.625% 2009                                                                            76,750          76,132
 3.875% 2009  (4)                                                                       95,351         103,499
 5.50% 2009                                                                            118,000         124,812
 4.00% 2010                                                                            134,500         135,256
 5.00% 2011                                                                             59,500          62,782
 5.00% 2011                                                                             53,750          56,883
 2.123% 2014  (4)                                                                       21,052          21,650
 4.25% 2014                                                                             55,750          56,699
 8.75% 2020                                                                             23,660          35,320
 3.375%-6.25% 2007-2013 (4) (5)                                                         45,507          47,312
 Principal Strip 0% 2015-2029                                                           13,050           6,348          17.58
                                                                                                       926,496          17.58

Federal agency bonds & notes  - 17.00%
Freddie Mac:
 5.25% 2006                                                                             43,250          43,457
 3.35% 2007                                                                             28,000          27,677
 4.125% 2009                                                                            30,000          29,949
 5.75% 2009                                                                             75,000          79,016
 6.625% 2009                                                                           159,250         173,928
 4.125% 2010                                                                           113,750         113,472
 5.875% 2011                                                                            56,000          59,972
 5.00% 2014                                                                             20,000          20,988
 3.375%-5.50% 2006-2007                                                                 29,000          28,967          10.96
Federal Home Loan Bank:
 2.00% 2006                                                                             21,575          21,384
 5.125% 2006                                                                            23,995          24,133
 3.375% 2007                                                                            65,000          64,030
 3.625% 2007                                                                            33,250          32,967
 3.375% 2008                                                                            36,280          35,620
 2.375%-5.823% 2006-2009                                                                59,410          59,641           4.51
Fannie Mae:
 4.00% 2008                                                                             30,000          29,895
 6.625% 2009                                                                            12,750          13,923            .83
Federal Agricultural Mortgage Corp. 4.25% 2008                                          32,500          32,563            .62
Other securities                                                                                         4,499            .08
                                                                                                       896,081          17.00

Asset-backed obligations   (3) - 12.37%
Residential Funding Mortgage Securities II, Inc., Series 2005-HI1, Class A-3,
     FGIC insured, 4.16% 2034                                                           21,500          21,289            .40
Capital One Multi-asset Execution Trust, Series 2003-1, Class A, 3.961% 2009 (1)        19,000          19,052            .36
SLM Private Credit Student Loan Trust, Series 2002-A, Class A-2, 3.96% 2030 (1)          5,000           5,124            .10
Other securities                                                                                       606,679          11.51
                                                                                                       652,144          12.37

Federal agency mortgage-backed obligations  (3) - 7.26%
Fannie Mae:
 4.195% 2033 (1)                                                                        20,372          20,329
 6.00% 2034                                                                             32,704          33,478
 Series 2003-W4, Class 1A-3, 3.991% 2040                                                19,000          18,838
 3.063%-13.50% 2006-2042 (1)                                                           144,183         150,554           4.24
Freddie Mac:
 4.648% 2035 (1)                                                                        30,950          30,949
 1.876%-11.00% 2008-2036 (1)                                                            76,067          77,128           2.05
Other securities                                                                                        51,158            .97
                                                                                                       382,434           7.26

Collateralized mortgage-backed obligations (privately originated) (3)  - 6.47%
Countrywide Alternative Loan Trust:
 Series 2005-46CB, Class A-8, 5.50% 2035                                                22,330          22,750
 5.00%-6.00% 2020-2035                                                                  46,886          47,589           1.33
CS First Boston Mortgage Securities Corp. 4.322%-7.50% 2032-2035  (1)                   54,341          55,124           1.05
Morgan Stanley Mortgage Trust, Series 2004-3, Class 4-A, 5.701% 2034 (1)                23,895          24,160            .46
Other securities                                                                                       191,109           3.63
                                                                                                       340,732           6.47
Commercial mortgage-backed securities (3)  - 5.43%
CS First Boston Mortgage Securities Corp. 3.938%-8.088% 2010-2041 (1) (2)               34,478          36,012            .68
Other securities                                                                                       250,421           4.75
                                                                                                       286,433           5.43

Non-U.S. government bonds & notes  - 0.76%
KfW 3.25% 2007                                                                          23,000          22,668            .43
Other securities                                                                                        17,516            .33
                                                                                                        40,184            .76


Municipals - 0.21%                                                                                      10,963            .21


Total bonds & notes (cost: $5,035,500,000)                                                           5,046,226          95.75


                                                                                                        Market        Percent
                                                                                                         value         of net
Preferred stocks  - 0.65%                                                                                (000)         assets

Financials - 0.65%

Total preferred stocks (cost: $36,304,000)                                                              34,280            .65


                                                                                     Principal          Market        Percent
                                                                                        amount           value         of net
Short-term securities  - 1.99%                                                           (000)           (000)         assets


General Electric Capital Corp. 3.56% due 9/1/2005                                      $32,600         $32,597            .62
USAA Capital Corp. 3.48% due 9/7/2005                                                   30,000          29,980            .57
PepsiCo Inc. 3.47% due 9/23/2005 (2)                                                    20,000          19,956            .38
Federal Home Loan Bank 3.315% due 9/14/2005                                              3,500           3,495            .07
Other securities                                                                                        18,573            .35

Total short-term securities (cost: $104,602,000)                                                       104,601           1.99


Total investment securities (cost: $5,176,406,000)                                                   5,185,107          98.39
Other assets less liabilities                                                                           84,943           1.61

Net assets                                                                                          $5,270,050        100.00%


"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes to the summary investment portfolio apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Coupon rate may change periodically.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $747,939,000, which represented 14.19% of the net assets of the fund.
(3) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(4) Index-linked bond whose principal amount moves with a government retail price index.
(5) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

See Notes to Financial Statements



FINANCIAL STATEMENTS

Statement of assets and liabilities
at August 31, 2005                            (dollars and shares in thousands,
                                                      except per-share amounts)

Assets:
 Investment securities at market (cost: $5,176,406)                                                            $5,185,107
 Cash                                                                                                                 122
 Receivables for:
  Sales of investments                                                                 $61,583
  Sales of fund's shares                                                                15,152
  Interest                                                                              47,612                    124,347
                                                                                                                5,309,576
Liabilities:
 Payables for:
  Purchases of investments                                                              23,084
  Repurchases of fund's shares                                                           8,956
  Dividends on fund's shares                                                             2,048
  Investment advisory services                                                           1,091
  Services provided by affiliates                                                        4,099
  Deferred Trustees' compensation                                                          136
  Other fees and expenses                                                                  112                     39,526
Net assets at August 31, 2005                                                                                  $5,270,050

Net assets consist of:
 Capital paid in on shares of beneficial interest                                                              $5,297,328
 Undistributed net investment income                                                                                  533
 Accumulated net realized loss                                                                                    (36,512)
 Net unrealized appreciation                                                                                        8,701
Net assets at August 31, 2005                                                                                  $5,270,050


Shares of beneficial interest issued and outstanding - unlimited shares authorized, 386,529 total shares outstanding

                                                                                                             Net asset value
                                                                  Net assets      Shares outstanding           per share (1)

Class A                                                           $3,744,884                 274,667                  $13.63
Class B                                                              303,058                  22,228                   13.63
Class C                                                              360,067                  26,409                   13.63
Class F                                                              376,972                  27,649                   13.63
Class 529-A                                                           99,184                   7,274                   13.63
Class 529-B                                                           21,404                   1,570                   13.63
Class 529-C                                                           68,961                   5,058                   13.63
Class 529-E                                                            6,197                     454                   13.63
Class 529-F                                                           12,065                     885                   13.63
Class R-1                                                              4,205                     308                   13.63
Class R-2                                                             93,188                   6,835                   13.63
Class R-3                                                             89,627                   6,574                   13.63
Class R-4                                                             24,126                   1,769                   13.63
Class R-5                                                             66,112                   4,849                   13.63

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $14.16 for each.

See Notes to Financial Statements



Statement of operations
for the year ended August 31, 2005                      (dollars in thousands)

Investment income:
 Income:
  Interest                                                                                                               $203,041

 Fees and expenses: (1)
  Investment advisory services                                                                     14,038
  Distribution services                                                                            21,042
  Transfer agent services                                                                           4,408
  Administrative services                                                                           2,682
  Reports to shareholders                                                                             225
  Registration statement and prospectus                                                               256
  Postage, stationery and supplies                                                                    554
  Trustees' compensation                                                                               63
  Auditing and legal                                                                                   94
  Custodian                                                                                            35
  State and local taxes                                                                                50
  Other                                                                                                21
  Total fees and expenses before reimbursements/waivers                                            43,468
 Less reimbursement/waiver of fees and expenses:
  Investment advisory services                                                                      1,002
  Administrative services                                                                             300
  Total fees and expenses after reimbursements/waivers                                                                     42,166
 Net investment income                                                                                                    160,875


Net realized loss and unrealized depreciation on investments:

 Net realized loss on investments                                                                                          (1,302)

 Net unrealized depreciation on investments                                                                               (58,564)

  Net realized loss and unrealized depreciation on investments                                                            (59,866)

Net increase in net assets resulting from operations                                                                     $101,009

(1) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements





Statements of changes in net assets                     (dollars in thousands)


                                                                                                       Year ended August 31,
                                                                                                     2005                    2004
Operations:
 Net investment income                                                                           $160,875                $138,170

 Net realized (loss) gain on investments                                                           (1,302)                 16,291

 Net unrealized (depreciation) appreciation on investments                                        (58,564)                 17,999

  Net increase in net assets resulting from operations                                            101,009                 172,460

Dividends paid or accrued to shareholders from net investment income                             (165,219)               (146,214)

Capital share transactions                                                                        159,390                (118,450)

Total increase (decrease) in net assets                                                            95,180                 (92,204)

Net assets:
 Beginning of year                                                                              5,174,870               5,267,074
 End of year (including undistributed and distributions in excess of
  net investment income: $533 and $(38), respectively)                                         $5,270,050              $5,174,870

See Notes to Financial Statements



NOTES TO FINANCIAL STATEMENTS



1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Intermediate Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income, consistent with preservation of capital, within certain guidelines for quality and maturity.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica(R) savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 3.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None           Declines from 5% to 0%    Classes B and 529-B convert to
                                               for redemptions within         classes A and 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

--------
CollegeAmerica is a registered trademark of the Virginia College Savings
Plan.(SM)


SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Some securities may be valued based on their effective maturity, the date the security is expected to be called or refunded by the issuer or the date at which the investor can redeem the security with the issuer. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days are determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's Board of Trustees. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends paid to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

          MORTGAGE DOLLAR ROLLS - The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction, therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income in the accompanying financial statements.

2.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; paydowns on investments; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. As of August 31, 2005, the cost of investment securities for federal income tax purposes was $5,177,236,000.

During the year ended August 31, 2005, the fund reclassified $5,941,000 from capital paid in on shares of beneficial interest to accumulated net realized loss, $4,919,000 from accumulated net realized loss to undistributed net investment income and $4,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of August 31, 2005, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income                                                                            $1,997
Short-term and long-term capital loss deferrals                                                               (35,682)
Gross unrealized appreciation on investment securities                                                         32,459
Gross unrealized depreciation on investment securities                                                        (24,588)
Net unrealized appreciation on investment securities                                                            7,871

Short-term and long-term capital loss deferrals above include capital loss carryforwards of $3,837,000, $7,139,000, $1,587,000, $13,436,000 and $2,039,000
expiring in 2006, 2008, 2009, 2011 and 2012, respectively. These numbers reflect the expiration of a capital loss carryforward of $5,941,000 and the utilization of a capital loss carryforward of $1,109,000 during the year ended August 31, 2005. The remaining capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain. Also included in short-term and long-term capital loss deferrals above are capital losses of $7,644,000, that were realized during the period November 1, 2004, through August 31, 2005. During the year ended August 31, 2005, the fund realized, on a tax basis, a net capital gain of $1,109,000.

Ordinary income distributions paid or accrued to shareholders were as follows (dollars in thousands):

Share class                                               Year ended August 31, 2005              Year ended August 31, 2004
Class A                                                                    $ 123,277                               $ 113,329
Class B                                                                        8,346                                   8,194
Class C                                                                        9,397                                   8,890
Class F                                                                       11,254                                   7,566
Class 529-A                                                                    2,905                                   2,022
Class 529-B                                                                      500                                     377
Class 529-C                                                                    1,541                                   1,031
Class 529-E                                                                      168                                     106
Class 529-F                                                                      339                                     151
Class R-1                                                                         89                                      53
Class R-2                                                                      2,112                                   1,289
Class R-3                                                                      2,277                                   1,305
Class R-4                                                                        648                                     238
Class R-5                                                                      2,366                                   1,663
Total                                                                      $ 165,219                               $ 146,214

3.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES -The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.15% on such assets in excess of $6 billion. The agreement also provides for monthly fees, accrued daily, based on a declining series of rates beginning with 3.00% on the first $3,333,333 of the fund's monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. CRMC is currently waiving a portion of investment advisory services fees. At the beginning of the period, CRMC waived 5% of these fees and increased the waiver to 10% on April 1, 2005. During the year ended August 31, 2005, total investment advisory services fees waived by CRMC were $1,002,000. As a result, the fee shown on the accompanying financial statements of $14,038,000, which was equivalent to an annualized rate of 0.270%, was reduced to $13,036,000, or 0.251% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted on the following page. In some cases, the Board of Trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. The remaining amounts available to be paid under each plan are paid to selling dealers to compensate them for their selling activities.

          For classes A and 529-A, the Board of Trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of August 31, 2005, unreimbursed expenses subject to reimbursement totaled $984,000 for Class A. There were no unreimbursed expenses subject to reimbursement for Class 529-A.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                      0.30%                         0.30%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.30                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended August 31, 2005, the total administrative services fees paid by CRMC were $3,000, $285,000 and $12,000 for classes R-1, R-2 and R-3, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

          Expenses under the agreements described above for the year ended August 31, 2005, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent                     Administrative services
                            services         services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent      Commonwealth of
                                                             administrative        services             Virginia
                                                                services                             administrative
                                                                                                        services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class A         $11,217          $4,079         Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B          3,190             329          Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C          3,656          Included             $540               $121            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F           850           Included              467                 76            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A         173           Included              123                 21                 $89
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B         205           Included              29                  11                  20
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C         625           Included              87                  26                  63
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E          28           Included               8                  1                    6
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F          17           Included              14                  2                   10
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1           34           Included               5                  5             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2          613           Included              123                503            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3          385           Included              115                115            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4           49           Included              29                  4             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included              66                  3             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total          $21,042          $4,408             $1,606              $888                 $188
         --------------------------------------------------------------------------------------------------------------

DEFERRED TRUSTEES' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees' compensation of $63,000, shown on the accompanying financial statements, includes $45,000 in current fees (either paid in cash or deferred) and a net increase of $18,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND TRUSTEES - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

4.       CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class                                                                     Sales(1)                Reinvestments of dividends
                                                                          Amount        Shares               Amount        Shares
Year ended August 31, 2005
Class A                                                                $ 974,015        71,256            $ 108,403         7,938
Class B                                                                   39,599         2,896                7,135           522
Class C                                                                   99,786         7,302                7,872           577
Class F                                                                  172,180        12,601                9,937           728
Class 529-A                                                               30,726         2,248                2,875           210
Class 529-B                                                                3,336           244                  496            36
Class 529-C                                                               21,651         1,584                1,524           111
Class 529-E                                                                1,981           145                  166            12
Class 529-F                                                                5,047           369                  335            24
Class R-1                                                                  2,486           182                   85             6
Class R-2                                                                 42,179         3,087                2,083           153
Class R-3                                                                 47,431         3,471                2,243           164
Class R-4                                                                 18,507         1,353                  637            47
Class R-5                                                                 19,785         1,447                1,238            91
Total net increase
   (decrease)                                                        $ 1,478,709       108,185            $ 145,029        10,619

Year ended August 31, 2004
Class A                                                              $ 1,229,151        89,051             $ 99,086         7,185
Class B                                                                   71,164         5,158                7,091           514
Class C                                                                  147,783        10,701                7,417           538
Class F                                                                  180,248        13,082                6,709           487
Class 529-A                                                               37,504         2,717                1,999           145
Class 529-B                                                                5,665           410                  374            27
Class 529-C                                                               23,218         1,682                1,021            74
Class 529-E                                                                2,267           164                  104             8
Class 529-F                                                                4,487           325                  150            11
Class R-1                                                                  2,973           216                   51             4
Class R-2                                                                 47,501         3,440                1,271            92
Class R-3                                                                 40,821         2,959                1,287            93
Class R-4                                                                  9,643           700                  235            17
Class R-5                                                                 33,388         2,426                  781            57
Total net increase
   (decrease)                                                        $ 1,835,813       133,031            $ 127,576         9,252




Share class                                                                  Repurchases(1)               Net increase (decrease)
                                                                          Amount         Shares             Amount        Shares
Year ended August 31, 2005
Class A                                                             $ (1,059,234)       (77,512)          $ 23,184         1,682
Class B                                                                  (78,093)        (5,715)           (31,359)       (2,297)
Class C                                                                 (126,048)        (9,224)           (18,390)       (1,345)
Class F                                                                 (105,346)        (7,716)            76,771         5,613
Class 529-A                                                              (12,210)          (894)            21,391         1,564
Class 529-B                                                               (1,727)          (126)             2,105           154
Class 529-C                                                               (8,949)          (655)            14,226         1,040
Class 529-E                                                                 (811)           (60)             1,336            97
Class 529-F                                                                 (512)           (37)             4,870           356
Class R-1                                                                 (1,266)           (93)             1,305            95
Class R-2                                                                (21,018)        (1,539)            23,244         1,701
Class R-3                                                                (22,665)        (1,659)            27,009         1,976
Class R-4                                                                 (7,765)          (571)            11,379           829
Class R-5                                                                (18,704)        (1,370)             2,319           168
Total net increase
   (decrease)                                                       $ (1,464,348)      (107,171)         $ 159,390        11,633

Year ended August 31, 2004
Class A                                                             $ (1,561,047)      (113,107)        $ (232,810)      (16,871)
Class B                                                                 (124,322)        (9,006)           (46,067)       (3,334)
Class C                                                                 (207,734)       (15,053)           (52,534)       (3,814)
Class F                                                                 (106,859)        (7,755)            80,098         5,814
Class 529-A                                                              (16,172)        (1,172)            23,331         1,690
Class 529-B                                                               (2,344)          (169)             3,695           268
Class 529-C                                                               (9,237)          (669)            15,002         1,087
Class 529-E                                                                 (616)           (45)             1,755           127
Class 529-F                                                                 (241)           (18)             4,396           318
Class R-1                                                                 (1,706)          (124)             1,318            96
Class R-2                                                                (18,175)        (1,318)            30,597         2,214
Class R-3                                                                (16,183)        (1,173)            25,925         1,879
Class R-4                                                                 (2,272)          (164)             7,606           553
Class R-5                                                                (14,931)        (1,085)            19,238         1,398
Total net increase
   (decrease)                                                       $ (2,081,839)      (150,858)        $ (118,450)       (8,575)

(1) Includes exchanges between share classes of the fund.

5.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $4,090,731,000 and $3,756,170,000, respectively, during the year ended August 31, 2005.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended August 31, 2005, the custodian fee of $35,000, shown on the accompanying financial statements, was offset by this reduction, rather than paid in cash.



Financial highlights (1)

                                                                                  Income from investment operations(2)
                                                                                                        Net
                                                           Net asset                         (losses) gains
                                                              value,              Net         on securities         Total from
                                                           beginning       investment        (both realized         investment
                                                           of period           income        and unrealized)        operations
Class A:
 Year ended 8/31/2005                                         $13.80             $.44                 $(.16)              $.28
 Year ended 8/31/2004                                          13.74              .39                   .08                .47
 Year ended 8/31/2003                                          13.81              .39                  (.02)               .37
 Year ended 8/31/2002                                          13.69              .64                   .14                .78
 Year ended 8/31/2001                                          13.08              .78                   .65               1.43
Class B:
 Year ended 8/31/2005                                          13.80              .35                  (.16)               .19
 Year ended 8/31/2004                                          13.74              .30                   .08                .38
 Year ended 8/31/2003                                          13.81              .29                  (.02)               .27
 Year ended 8/31/2002                                          13.69              .55                   .14                .69
 Year ended 8/31/2001                                          13.08              .69                   .65               1.34
Class C:
 Year ended 8/31/2005                                          13.80              .34                  (.16)               .18
 Year ended 8/31/2004                                          13.74              .29                   .08                .37
 Year ended 8/31/2003                                          13.81              .28                  (.02)               .26
 Year ended 8/31/2002                                          13.69              .53                   .14                .67
 Period from 3/15/2001 to 8/31/2001                            13.61              .29                   .10                .39
Class F:
 Year ended 8/31/2005                                          13.80              .44                  (.16)               .28
 Year ended 8/31/2004                                          13.74              .39                   .08                .47
 Year ended 8/31/2003                                          13.81              .38                  (.02)               .36
 Year ended 8/31/2002                                          13.69              .64                   .14                .78
 Period from 3/19/2001 to 8/31/2001                            13.60              .32                   .11                .43
Class 529-A:
 Year ended 8/31/2005                                          13.80              .43                  (.16)               .27
 Year ended 8/31/2004                                          13.74              .39                   .08                .47
 Year ended 8/31/2003                                          13.81              .37                  (.02)               .35
 Period from 2/19/2002 to 8/31/2002                            13.59              .30                   .23                .53
Class 529-B:
 Year ended 8/31/2005                                          13.80              .32                  (.16)               .16
 Year ended 8/31/2004                                          13.74              .27                   .08                .35
 Year ended 8/31/2003                                          13.81              .26                  (.02)               .24
 Period from 2/26/2002 to 8/31/2002                            13.58              .24                   .24                .48
Class 529-C:
 Year ended 8/31/2005                                          13.80              .32                  (.16)               .16
 Year ended 8/31/2004                                          13.74              .27                   .08                .35
 Year ended 8/31/2003                                          13.81              .26                  (.02)               .24
 Period from 2/19/2002 to 8/31/2002                            13.59              .25                   .23                .48
Class 529-E:
 Year ended 8/31/2005                                          13.80              .39                  (.16)               .23
 Year ended 8/31/2004                                          13.74              .34                   .08                .42
 Year ended 8/31/2003                                          13.81              .34                  (.02)               .32
 Period from 3/15/2002 to 8/31/2002                            13.43              .24                   .40                .64
Class 529-F:
 Year ended 8/31/2005                                          13.80              .44                  (.16)               .28
 Year ended 8/31/2004                                          13.74              .38                   .08                .46
 Period from 9/16/2002 to 8/31/2003                            13.86              .30                  (.02)               .28




Financial highlights (1)                                          (continued)

                                                                                  Income from investment operations(2)
                                                                                                        Net
                                                           Net asset                         (losses) gains
                                                              value,              Net         on securities         Total from
                                                           beginning       investment        (both realized         investment
                                                           of period           income        and unrealized)        operations
Class R-1:
 Year ended 8/31/2005                                         $13.80             $.34                 $(.16)              $.18
 Year ended 8/31/2004                                          13.74              .29                   .08                .37
 Year ended 8/31/2003                                          13.81              .28                  (.02)               .26
 Period from 6/13/2002 to 8/31/2002                            13.63              .09                   .18                .27
Class R-2:
 Year ended 8/31/2005                                          13.80              .34                  (.16)               .18
 Year ended 8/31/2004                                          13.74              .29                   .08                .37
 Year ended 8/31/2003                                          13.81              .28                  (.02)               .26
 Period from 5/31/2002 to 8/31/2002                            13.61              .11                   .21                .32
Class R-3:
 Year ended 8/31/2005                                          13.80              .39                  (.16)               .23
 Year ended 8/31/2004                                          13.74              .34                   .08                .42
 Year ended 8/31/2003                                          13.81              .33                  (.02)               .31
 Period from 6/26/2002 to 8/31/2002                            13.69              .09                   .13                .22
Class R-4:
 Year ended 8/31/2005                                          13.80              .44                  (.16)               .28
 Year ended 8/31/2004                                          13.74              .39                   .08                .47
 Year ended 8/31/2003                                          13.81              .38                  (.02)               .36
 Period from 6/27/2002 to 8/31/2002                            13.66              .09                   .16                .25
Class R-5:
 Year ended 8/31/2005                                          13.80              .48                  (.16)               .32
 Year ended 8/31/2004                                          13.74              .44                   .08                .52
 Year ended 8/31/2003                                          13.81              .43                  (.02)               .41
 Period from 5/15/2002 to 8/31/2002                            13.52              .18                   .29                .47




Financial highlights (1)



                                                            Dividends
                                                            (from net         Net asset                            Net assets,
                                                           investment        value, end              Total       end of period
                                                               income)        of period          return (3)       (in millions)
Class A:
 Year ended 8/31/2005                                           $(.45)           $13.63              2.08%              $3,745
 Year ended 8/31/2004                                            (.41)            13.80               3.49               3,768
 Year ended 8/31/2003                                            (.44)            13.74               2.68               3,981
 Year ended 8/31/2002                                            (.66)            13.81               5.89               3,071
 Year ended 8/31/2001                                            (.82)            13.69              11.23               1,628
Class B:
 Year ended 8/31/2005                                            (.36)            13.63               1.39                 303
 Year ended 8/31/2004                                            (.32)            13.80               2.78                 339
 Year ended 8/31/2003                                            (.34)            13.74               1.96                 383
 Year ended 8/31/2002                                            (.57)            13.81               5.14                 205
 Year ended 8/31/2001                                            (.73)            13.69              10.47                  46
Class C:
 Year ended 8/31/2005                                            (.35)            13.63               1.32                 360
 Year ended 8/31/2004                                            (.31)            13.80               2.70                 383
 Year ended 8/31/2003                                            (.33)            13.74               1.86                 434
 Year ended 8/31/2002                                            (.55)            13.81               5.04                 212
 Period from 3/15/2001 to 8/31/2001                              (.31)            13.69               2.92                  22
Class F:
 Year ended 8/31/2005                                            (.45)            13.63               2.08                 377
 Year ended 8/31/2004                                            (.41)            13.80               3.48                 304
 Year ended 8/31/2003                                            (.43)            13.74               2.65                 223
 Year ended 8/31/2002                                            (.66)            13.81               5.85                 104
 Period from 3/19/2001 to 8/31/2001                              (.34)            13.69               3.24                  13
Class 529-A:
 Year ended 8/31/2005                                            (.44)            13.63               2.03                  99
 Year ended 8/31/2004                                            (.41)            13.80               3.49                  79
 Year ended 8/31/2003                                            (.42)            13.74               2.58                  55
 Period from 2/19/2002 to 8/31/2002                              (.31)            13.81               3.98                  15
Class 529-B:
 Year ended 8/31/2005                                            (.33)            13.63               1.20                  22
 Year ended 8/31/2004                                            (.29)            13.80               2.58                  20
 Year ended 8/31/2003                                            (.31)            13.74               1.77                  16
 Period from 2/26/2002 to 8/31/2002                              (.25)            13.81               3.58                   3
Class 529-C:
 Year ended 8/31/2005                                            (.33)            13.63               1.21                  69
 Year ended 8/31/2004                                            (.29)            13.80               2.59                  55
 Year ended 8/31/2003                                            (.31)            13.74               1.78                  40
 Period from 2/19/2002 to 8/31/2002                              (.26)            13.81               3.58                  11
Class 529-E:
 Year ended 8/31/2005                                            (.40)            13.63               1.73                   6
 Year ended 8/31/2004                                            (.36)            13.80               3.11                   5
 Year ended 8/31/2003                                            (.39)            13.74               2.30                   3
 Period from 3/15/2002 to 8/31/2002                              (.26)            13.81               4.79                   1
Class 529-F:
 Year ended 8/31/2005                                            (.45)            13.63               2.05                  12
 Year ended 8/31/2004                                            (.40)            13.80               3.37                   7
 Period from 9/16/2002 to 8/31/2003                              (.40)            13.74               2.00                   3




Financial highlights (1)                                           (continued)



                                                            Dividends
                                                            (from net         Net asset                            Net assets,
                                                           investment        value, end              Total       end of period
                                                               income)        of period             return        (in millions)
Class R-1:
 Year ended 8/31/2005                                           $(.35)           $13.63              1.30%                  $4
 Year ended 8/31/2004                                            (.31)            13.80               2.68                   3
 Year ended 8/31/2003                                            (.33)            13.74               1.87                   2
 Period from 6/13/2002 to 8/31/2002                              (.09)            13.81               2.02                  -*  (6)
Class R-2:
 Year ended 8/31/2005                                            (.35)            13.63               1.34                  93
 Year ended 8/31/2004                                            (.31)            13.80               2.72                  71
 Year ended 8/31/2003                                            (.33)            13.74               1.90                  40
 Period from 5/31/2002 to 8/31/2002                              (.12)            13.81               2.34                   1
Class R-3:
 Year ended 8/31/2005                                            (.40)            13.63               1.72                  90
 Year ended 8/31/2004                                            (.36)            13.80               3.11                  63
 Year ended 8/31/2003                                            (.38)            13.74               2.29                  37
 Period from 6/26/2002 to 8/31/2002                              (.10)            13.81               1.58                   1
Class R-4:
 Year ended 8/31/2005                                            (.45)            13.63               2.08                  24
 Year ended 8/31/2004                                            (.41)            13.80               3.47                  13
 Year ended 8/31/2003                                            (.43)            13.74               2.64                   5
 Period from 6/27/2002 to 8/31/2002                              (.10)            13.81               1.87                   -  (6)
Class R-5:
 Year ended 8/31/2005                                            (.49)            13.63               2.40                  66
 Year ended 8/31/2004                                            (.46)            13.80               3.81                  65
 Year ended 8/31/2003                                            (.48)            13.74               2.97                  45
 Period from 5/15/2002 to 8/31/2002                              (.18)            13.81               3.49                  27



Financial highlights (1)


                                                                 Ratio of expenses     Ratio of expenses
                                                                    to average net        to average net            Ratio of
                                                                     assets before          assets after          net income
                                                                   reimbursements/       reimbursements/          to average
                                                                           waivers           waivers (4)          net assets
Class A:
 Year ended 8/31/2005                                                          .70%                  .69%               3.22%
 Year ended 8/31/2004                                                          .70                   .70                2.84
 Year ended 8/31/2003                                                          .70                   .70                2.84
 Year ended 8/31/2002                                                          .76                   .76                4.70
 Year ended 8/31/2001                                                          .81                   .81                5.78
Class B:
 Year ended 8/31/2005                                                         1.40                  1.38                2.52
 Year ended 8/31/2004                                                         1.39                  1.39                2.15
 Year ended 8/31/2003                                                         1.40                  1.40                2.05
 Year ended 8/31/2002                                                         1.46                  1.46                3.86
 Year ended 8/31/2001                                                         1.50                  1.50                4.85
Class C:
 Year ended 8/31/2005                                                         1.47                  1.45                2.45
 Year ended 8/31/2004                                                         1.47                  1.47                2.07
 Year ended 8/31/2003                                                         1.49                  1.49                1.93
 Year ended 8/31/2002                                                         1.55                  1.55                3.67
 Period from 3/15/2001 to 8/31/2001                                            .81                   .81                2.16
Class F:
 Year ended 8/31/2005                                                          .70                   .68                3.23
 Year ended 8/31/2004                                                          .70                   .70                2.80
 Year ended 8/31/2003                                                          .71                   .71                2.69
 Year ended 8/31/2002                                                          .79                   .79                4.47
 Period from 3/19/2001 to 8/31/2001                                            .40                   .40                2.43
Class 529-A:
 Year ended 8/31/2005                                                          .75                   .73                3.18
 Year ended 8/31/2004                                                          .70                   .70                2.81
 Year ended 8/31/2003                                                          .76                   .76                2.56
 Period from 2/19/2002 to 8/31/2002                                            .91 (5)               .91 (5)            4.11 (5)
Class 529-B:
 Year ended 8/31/2005                                                         1.59                  1.57                2.34
 Year ended 8/31/2004                                                         1.59                  1.59                1.93
 Year ended 8/31/2003                                                         1.59                  1.59                1.70
 Period from 2/26/2002 to 8/31/2002                                           1.64 (5)              1.64 (5)            3.38 (5)
Class 529-C:
 Year ended 8/31/2005                                                         1.57                  1.55                2.36
 Year ended 8/31/2004                                                         1.58                  1.58                1.94
 Year ended 8/31/2003                                                         1.58                  1.58                1.74
 Period from 2/19/2002 to 8/31/2002                                           1.63 (5)              1.63 (5)            3.36 (5)
Class 529-E:
 Year ended 8/31/2005                                                         1.06                  1.04                2.88
 Year ended 8/31/2004                                                         1.06                  1.06                2.44
 Year ended 8/31/2003                                                         1.06                  1.06                2.28
 Period from 3/15/2002 to 8/31/2002                                            .51                   .51                1.73
Class 529-F:
 Year ended 8/31/2005                                                          .72                   .70                3.22
 Year ended 8/31/2004                                                          .81                   .81                2.67
 Period from 9/16/2002 to 8/31/2003                                            .81 (5)               .81 (5)            2.23 (5)




Financial highlights    (1)     (continued)


                                                                 Ratio of expenses     Ratio of expenses
                                                                    to average net        to average net            Ratio of
                                                                     assets before          assets after          net income
                                                                   reimbursements/       reimbursements/          to average
                                                                           waivers           waivers (4)          net assets
Class R-1:
 Year ended 8/31/2005                                                         1.59%                 1.47%               2.46%
 Year ended 8/31/2004                                                         1.62                  1.48                2.03
 Year ended 8/31/2003                                                         1.85                  1.48                1.61
 Period from 6/13/2002 to 8/31/2002                                            .38                   .31                 .69
Class R-2:
 Year ended 8/31/2005                                                         1.80                  1.43                2.49
 Year ended 8/31/2004                                                         1.89                  1.45                2.05
 Year ended 8/31/2003                                                         1.99                  1.44                1.55
 Period from 5/31/2002 to 8/31/2002                                            .48                   .37                 .80
Class R-3:
 Year ended 8/31/2005                                                         1.09                  1.05                2.87
 Year ended 8/31/2004                                                         1.10                  1.07                2.43
 Year ended 8/31/2003                                                         1.13                  1.06                1.99
 Period from 6/26/2002 to 8/31/2002                                            .25                   .20                 .64
Class R-4:
 Year ended 8/31/2005                                                          .71                   .69                3.25
 Year ended 8/31/2004                                                          .71                   .71                2.74
 Year ended 8/31/2003                                                          .73                   .71                2.55
 Period from 6/27/2002 to 8/31/2002                                            .16                   .13                 .68
Class R-5:
 Year ended 8/31/2005                                                          .39                   .37                3.53
 Year ended 8/31/2004                                                          .39                   .39                3.11
 Year ended 8/31/2003                                                          .40                   .40                3.10
 Period from 5/15/2002 to 8/31/2002                                            .13                   .13                1.28


                                                                                  Year ended August 31
                                                                   2005       2004        2003        2002        2001

Portfolio turnover rate for all classes of shares                   76%        68%         65%         59%         73%

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During the year ended August 31, 2005, CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Annualized.
(6) Amount less than $1 million.

See Notes to Financial Statements



REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Intermediate Bond Fund of America:

We have audited the accompanying statement of assets and liabilities of Intermediate Bond Fund of America (the "Fund"), including the summary investment portfolio, as of August 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Intermediate Bond Fund of America as of August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Costa Mesa, California
October 7, 2005



TAX INFORMATION                                                    (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending August 31, 2005.

For state tax purposes, certain states may exempt from income taxation that portion of the income dividends paid by the fund that were derived from direct U.S. government obligations. The fund designates $38,593,000 as interest derived on direct U.S. government obligations.

INDIVIDUAL SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2006 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2005 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.



EXPENSE EXAMPLE                                                      unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2005, through August 31, 2005).

ACTUAL EXPENSES:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Beginning account         Ending account           Expenses paid       Annualized
                                                  value 3/1/2005        value 8/31/2005        during period(1)    expense ratio

Class A -- actual return                               $1,000.00              $1,019.12                   $3.41            .67%
Class A -- assumed 5% return                            1,000.00               1,021.83                    3.41            .67
Class B -- actual return                                1,000.00               1,015.66                    6.96           1.37
Class B -- assumed 5% return                            1,000.00               1,018.30                    6.97           1.37
Class C -- actual return                                1,000.00               1,015.35                    7.26           1.43
Class C -- assumed 5% return                            1,000.00               1,018.00                    7.27           1.43
Class F -- actual return                                1,000.00               1,019.20                    3.36            .66
Class F -- assumed 5% return                            1,000.00               1,021.88                    3.36            .66
Class 529-A -- actual return                            1,000.00               1,018.99                    3.56            .70
Class 529-A -- assumed 5% return                        1,000.00               1,021.68                    3.57            .70
Class 529-B -- actual return                            1,000.00               1,014.77                    7.87           1.55
Class 529-B -- assumed 5% return                        1,000.00               1,017.39                    7.88           1.55
Class 529-C -- actual return                            1,000.00               1,014.82                    7.77           1.53
Class 529-C -- assumed 5% return                        1,000.00               1,017.49                    7.78           1.53
Class 529-E -- actual return                            1,000.00               1,017.38                    5.19           1.02
Class 529-E -- assumed 5% return                        1,000.00               1,020.06                    5.19           1.02
Class 529-F -- actual return                            1,000.00               1,019.40                    3.10            .61
Class 529-F -- assumed 5% return                        1,000.00               1,022.13                    3.11            .61
Class R-1 -- actual return                              1,000.00               1,015.19                    7.42           1.46
Class R-1 -- assumed 5% return                          1,000.00               1,017.85                    7.43           1.46
Class R-2 -- actual return                              1,000.00               1,015.37                    7.26           1.43
Class R-2 -- assumed 5% return                          1,000.00               1,018.00                    7.27           1.43
Class R-3 -- actual return                              1,000.00               1,017.28                    5.29           1.04
Class R-3 -- assumed 5% return                          1,000.00               1,019.96                    5.30           1.04
Class R-4 -- actual return                              1,000.00               1,019.11                    3.46            .68
Class R-4 -- assumed 5% return                          1,000.00               1,021.78                    3.47            .68
Class R-5 -- actual return                              1,000.00               1,020.68                    1.83            .36
Class R-5 -- assumed 5% return                          1,000.00               1,023.39                    1.84            .36

(1) Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).


OTHER SHARE CLASS RESULTS                                             unaudited

Class B, Class C, Class F and Class 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2005 (the most recent calendar quarter):

                                                                             1 year            5 years         Life of class

Class B shares -- first sold 3/15/00
Reflecting applicable contingent deferred sales charge
     (CDSC), maximum of 5%, payable only if shares
     are sold within six years of purchase                                    -4.20%           +3.65%            +4.27%
Not reflecting CDSC                                                           +0.71%           +3.99%            +4.42%

Class C shares -- first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only if
     shares are sold within one year of purchase                              -0.34%            --                +2.90%
Not reflecting CDSC                                                           +0.64%            --                +2.90%

Class F shares(1) -- first sold 3/19/01
Not reflecting annual asset-based fee charged
     by sponsoring firm                                                       +1.40%            --                +3.69%

Class 529-A shares(2) -- first sold 2/19/02
Reflecting 3.75% maximum sales charge                                         -2.47%            --                +2.10%
Not reflecting maximum sales charge                                           +1.35%            --                +3.18%

Class 529-B shares(2) -- first sold 2/26/02
Reflecting applicable CDSC, maximum of 5%,
     payable only if shares are sold within
     six years of purchase                                                    -4.38%            --                +1.57%
Not reflecting CDSC                                                           +0.52%            --                +2.36%

Class 529-C shares(2) -- first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only
     if shares are sold within one year of purchase                           -0.44%            --                +2.36%
Not reflecting CDSC                                                           +0.54%            --                +2.36%

Class 529-E shares(1,2) -- first sold 3/15/02                                  +1.04%            --                +3.19%

Class 529-F shares(1,2) -- first sold 9/16/02
Not reflecting annual asset-based fee charged
     by sponsoring firm                                                       +1.39%            --                +2.26%

The fund's investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect these waivers, without which they would have been lower. Please see the Financial Highlights table on page 21 for details.

(1) These shares are sold without any initial or contingent deferred sales charge.
(2) Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.



BOARD OF TRUSTEES

"NON-INTERESTED" TRUSTEES

                                             YEAR FIRST
                                               ELECTED
                                              A TRUSTEE
NAME AND AGE                               OF THE FUND(1)     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Ambassador                                      1999          Corporate director and author; former U.S.
Richard G. Capen, Jr., 71                                     Ambassador to Spain; former Vice Chairman,
                                                              Knight-Ridder, Inc. (communications company);
                                                              former Chairman and Publisher, The Miami Herald

H. Frederick Christie, 72                       1987          Private investor; former President and CEO, The Mission Group
                                                              (non-utility holding company, subsidiary of Southern California
                                                              Edison Company)

Diane C. Creel, 56                              1994          Chairman of the Board and CEO, Ecovation, Inc. (organic waste management)

Martin Fenton, 70                               1989          Chairman of the Board and CEO, Senior Resource
Chairman of the Board                                         Group LLC (development and management of
(Independent and Non-Executive)                               senior living communities)

Leonard R. Fuller, 59                           1994          President and CEO, Fuller Consulting (financial management consulting firm)

R. Clark Hooper, 59                             2005          President, Dumbarton Group LLC (consulting); former Executive Vice
                                                              President -- Policy and Oversight, NASD

Richard G. Newman, 70                           1991          Chairman of the Board and CEO, AECOM Technology Corporation
                                                              (engineering, consulting and professional technical services)

Frank M. Sanchez, 62                            1999          Principal, The Sanchez Family Corporation dba McDonald's Restaurants
                                                              (McDonald's licensee)


"NON-INTERESTED" TRUSTEES

                                             NUMBER OF
                                             PORTFOLIOS
                                              IN FUND
                                             COMPLEX(2)
                                            OVERSEEN BY
NAME AND AGE                                   TRUSTEE        OTHER DIRECTORSHIPS(3) HELD BY TRUSTEE

Ambassador                                       14           Carnival Corporation
Richard G. Capen, Jr., 71

H. Frederick Christie, 72                        19           Ducommun Incorporated; IHOP Corporation; Southwest Water Company

Diane C. Creel, 56                               12           Allegheny Technologies; BF Goodrich; Foster Wheeler Ltd.; Teledyne
                                                              Technologies

Martin Fenton, 70                                16           None
Chairman of the Board
(Independent and Non-Executive)

Leonard R. Fuller, 59                            14           None

R. Clark Hooper, 59                              13           None

Richard G. Newman, 70                            13           Sempra Energy; Southwest Water Company

Frank M. Sanchez, 62                             12           None


"INTERESTED" TRUSTEES(4)

                                             YEAR FIRST
                                             ELECTED A
                                             TRUSTEE OR       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                                  OFFICER        AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE
POSITION WITH FUND                         OF THE FUND(1)     PRINCIPAL UNDERWRITER OF THE FUND

Abner D. Goldstine, 75                          1987          Senior Vice President and Director, Capital
Vice Chairman of the Board                                    Research and Management Company

Paul G. Haaga, Jr., 56                          1987          Executive Vice President and Director,
Vice Chairman of the Board                                    Capital Research and Management Company;
                                                              Director, The Capital Group Companies, Inc.(5)

John H. Smet, 49                                1993          Senior Vice President, Capital Research and
President                                                     Management Company; Director, American
                                                              Funds Distributors, Inc.(5)


"INTERESTED" TRUSTEES(4)

                                              NUMBER OF
                                             PORTFOLIOS
                                               IN FUND
                                             COMPLEX(2)
NAME, AGE AND                                OVERSEEN BY
POSITION WITH FUND                             TRUSTEE        OTHER DIRECTORSHIPS(3) HELD BY TRUSTEE

Abner D. Goldstine, 75                           12           None
Vice Chairman of the Board

Paul G. Haaga, Jr., 56                           16           None
Vice Chairman of the Board

John H. Smet, 49                                  2           None
President

THE STATEMENT OF ADDITIONAL  INFORMATION  INCLUDES ADDITIONAL  INFORMATION ABOUT
FUND TRUSTEES AND IS AVAILABLE  WITHOUT CHARGE UPON REQUEST BY CALLING  AMERICAN
FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL TRUSTEES AND OFFICERS
OF THE FUND IS 333 SOUTH HOPE STREET,  LOS ANGELES,  CA 90071,  ATTENTION:  FUND
SECRETARY.


OTHER OFFICERS

                                             YEAR FIRST
                                             ELECTED AN       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                                  OFFICER        AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE
POSITION WITH FUND                         OF THE FUND(1)     PRINCIPAL UNDERWRITER OF THE FUND

David A. Hoag, 40                               2004          Senior Vice President, Capital Research Company(5)
Vice President

Thomas H. Hogh, 42                              2004          Vice President, Capital International Research, Inc.(5)
Vice President

Kristine M. Nishiyama, 35                       2003          Vice President and Counsel -- Fund Business
Vice President                                                Management Group, Capital Research and Management Company; Vice
                                                              President and Counsel -- Capital Bank and Trust Company(5)

Julie F. Williams, 57                           1987          Vice President -- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

Sharon G. Moseley, 37                           2002          Vice President -- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

Kimberly S. Verdick, 41                         1994          Assistant Vice President -- Fund Business
Assistant Secretary                                           Management Group, Capital Research and Management Company

Susi M. Silverman, 35                           2001          Vice President -- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company

(1) Trustees and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5) Company affiliated with Capital Research and Management Company.



OFFICES

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in Intermediate Bond Fund of America. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.69 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.76 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had lower annual expenses (by 0.01 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE AMERICAN FUNDS AND COLLEGEAMERICA. THIS AND OTHER IMPORTANT INFORMATION IS CONTAINED IN THE FUND'S PROSPECTUS AND THE COLLEGEAMERICA PROGRAM DESCRIPTION, WHICH CAN BE OBTAINED FROM YOUR FINANCIAL ADVISER AND SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY (AFS) AT 800/421-0180 OR VISIT THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM. IF YOU RESIDE IN A STATE OTHER THAN VIRGINIA, THERE MAY BE AN IN-STATE PLAN THAT PROVIDES TAX AND OTHER BENEFITS NOT AVAILABLE THROUGH COLLEGEAMERICA. TALK TO YOUR TAX ADVISER. COLLEGEAMERICA IS DISTRIBUTED BY AMERICAN FUNDS DISTRIBUTORS AND SOLD THROUGH UNAFFILIATED INTERMEDIARIES.

"American Funds Proxy Voting Guidelines" -- which describes how we vote proxies relating to portfolio securities -- is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete August 31, 2005, portfolio of Intermediate Bond Fund of America's investments is available free of charge on the SEC website or upon request by calling AFS.

Intermediate Bond Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This form is available free of charge on the SEC website or upon request by calling AFS. You may also review or, for a fee, copy the form at the SEC's Public Reference Room in Washington, D.C. (800/SEC-0330).

This report is for the information of shareholders of Intermediate Bond Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2005, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.


[logo - American Funds(R)]

CollegeAmerica is sponsored by
Virginia College Savings Plan(SM)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 30 million shareholder accounts.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. More than half of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.


29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World Fund(SM)
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income Fund(SM)
   Fundamental Investors(SM)
   The Investment Company of America(R)
   Washington Mutual Investors Fund(SM)

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income Trust(SM)
   The Bond Fund of America(SM)
   Capital World Bond Fund(R)
>  Intermediate Bond Fund of America(R)
   U.S. Government Securities Fund(SM)

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of America(SM)
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of America(SM)
   The U.S. Treasury Money Fund of America(SM)

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-923-1005P

Litho in USA KBDA/CG/8059-S4704

Printed on recycled paper



ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Martin Fenton, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

     Registrant:
          a) Audit Fees:
               2004             $55,000
               2005             $62,000
          b) Audit- Related Fees:
               2004             $8,000
               2005             none
               The audit-related fees consist of assurance and related services relating to the examination of the Registrant's investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.
          c) Tax Fees:
               2004             $6,000
               2005             $6,000
               The tax fees consist of professional services relating to the preparation of the Registrant's tax returns.
          d) All Other Fees:
               2004             none
               2005             none

     Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
          a) Not Applicable
          b) Audit-Related Fees:
               2004             $259,000
               2005             $428,000
               The audit-related fees consist of assurance and related services relating to the examination of the Registrant's transfer agency and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.
          c) Tax Fees:
               2004             none
               2005             none
          d) All Other Fees:
               2004             none
               2005             none

The Registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant's auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $778,000 for fiscal year 2004 and $1,178,000 for fiscal year 2005. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence.


ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.


ITEM 6 - Schedule of Investments

[logo - American Funds(R)]

INTERMEDIATE BOND FUND OF AMERICA(R)
Investment portfolio
August 31, 2005

                                                                                                   Principal amount    Market value
Bonds & notes -- 95.75%                                                                                       (000)           (000)

CORPORATE BONDS & NOTES -- 28.67%
Financials -- 16.46%
SLM Corp., Series A, 3.59% 2005(1)                                                                         $  4,000        $  4,000
SLM Corp., Series A, 3.625% 2008                                                                             17,500          17,207
SLM Corp., Series A, 3.95% 2008                                                                               5,000           4,952
SLM Corp., Series A, 3.833% 2009(1)                                                                           5,000           5,003
SLM Corp., Series A, 4.00% 2009                                                                              12,250          12,144
SLM Corp., Series A, 4.00% 2009(1)                                                                            5,000           4,952
SLM Corp., Series A, 4.50% 2010                                                                               5,000           5,018
SLM Corp., Series A, 5.375% 2014                                                                              5,000           5,237
USA Education, Inc. 5.625% 2007                                                                               9,035           9,232
Prudential Insurance Co. of America 6.375% 2006(2)                                                           13,250          13,470
PRICOA Global Funding I, Series 2003-2, 3.90% 2008(2)                                                        10,000           9,856
PRICOA Global Funding I, Series 2004-4, 4.35% 2008(2)                                                         3,000           2,999
PRICOA Global Funding I 4.20% 2010(2)                                                                        10,000           9,919
Prudential Funding LLC 6.60% 2008(2)                                                                         11,795          12,534
Prudential Financial, Inc., Series B, 5.10% 2014                                                              2,000           2,050
Citigroup Inc. 5.75% 2006                                                                                     7,000           7,072
Citigroup Inc. 3.50% 2008                                                                                    22,500          22,145
Citigroup Inc. 4.125% 2010                                                                                   13,150          13,012
Citigroup Inc. 4.625% 2010                                                                                    3,000           3,028
Citigroup Inc. 5.625% 2012                                                                                    3,000           3,188
J.P. Morgan Chase & Co. 5.625% 2006                                                                           5,000           5,059
J.P. Morgan Chase & Co. 5.35% 2007                                                                            6,050           6,153
J.P. Morgan Chase & Co. 4.00% 2008                                                                           15,000          14,928
J.P. Morgan Chase & Co. 3.50% 2009                                                                            5,000           4,868
J.P. Morgan Chase & Co. 4.75% 2015                                                                            3,500           3,500
J.P. Morgan Chase & Co. 4.891% 2015                                                                           5,000           5,067
Bank One Corp. 2.625% 2008                                                                                    6,000           5,747
International Lease Finance Corp., Series P, 3.125% 2007                                                      5,000           4,902
International Lease Finance Corp. 4.50% 2008                                                                  3,000           2,999
International Lease Finance Corp., Series O, 4.55% 2009                                                       1,600           1,611
International Lease Finance Corp. 4.75% 2009                                                                  9,000           8,996
International Lease Finance Corp. 5.00% 2010                                                                  5,280           5,369
American International Group, Inc. 4.25% 2013                                                                 2,000           1,951
ASIF Global Financing XXVIII 3.75% 2007(1,2)                                                                  7,000           7,002
ASIF Global Financing XVIII 3.85% 2007(2)                                                                     8,000           7,909
ASIF Global Financing XIX 4.90% 2013(2)                                                                       3,000           3,058
Household Finance Corp. 5.75% 2007                                                                            8,000           8,165
Household Finance Corp. 7.875% 2007                                                                           6,250           6,578
Household Finance Corp. 4.125% 2008                                                                          13,500          13,409
Household Finance Corp. 6.40% 2008                                                                           10,000          10,548
HSBC Finance Corp. 5.00% 2015                                                                                 3,625           3,651
Monumental Global Funding Trust II, Series 2001-B, 6.05% 2006(2)                                              8,625           8,685
Monumental Global Funding Trust II, Series 2002-A, 5.20% 2007(2)                                             19,350          19,592
Monumental Global Funding II, Series 2004-B, 3.90% 2009(2)                                                    5,000           4,911
Monumental Global Funding II, Series 2004-F, 4.375% 2009(2)                                                   2,000           1,994
Monumental Global Funding II 4.625% 2010(2)                                                                   2,500           2,533
Washington Mutual, Inc. 7.50% 2006                                                                           15,500          15,903
Washington Mutual, Inc. 5.625% 2007                                                                           4,600           4,674
Washington Mutual, Inc. 4.20% 2010                                                                            8,000           7,913
Jackson National Life Global Funding, Series 2002-1, 5.25% 2007(2)                                           24,500          24,990
Allstate Financial Global Funding LLC 7.125% 2005(2)                                                          2,000           2,003
Allstate Financial Global Funding LLC 6.15% 2006(2)                                                           9,000           9,072
Allstate Financial Global Funding LLC 5.25% 2007(2)                                                          10,600          10,736
Allstate Life Global Funding 4.25% 2010                                                                       2,000           1,987
Nationwide Life Insurance Co. 5.35% 2007(2)                                                                  21,350          21,548
North Front Pass Through Trust 5.81% 2024(1,2)                                                                2,000           2,075
SocGen Real Estate Co. LLC, Series A, 7.64% (undated)(1,2)                                                    8,250           8,763
Societe Generale 7.85% (undated)(1,2)                                                                        14,000          14,707
Westfield Capital Corp. Ltd. and WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 2010(2)          22,885          22,608
Genworth Financial, Inc. 3.56% 2007(1)                                                                       12,000          12,025
Genworth Financial, Inc. 4.75% 2009                                                                          10,000          10,128
Wells Fargo & Co. 4.125% 2008                                                                                17,000          16,978
Wells Fargo & Co. 3.125% 2009                                                                                 5,000           4,818
HBOS PLC 3.125% 2007(2)                                                                                      11,500          11,346
HBOS Treasury Services PLC 3.75% 2008(2)                                                                     10,000           9,863
ReliaStar Financial Corp. 8.00% 2006                                                                         11,470          11,877
ReliaStar Financial Corp. 6.50% 2008                                                                          4,000           4,271
ING Security Life Institutional Funding 2.70% 2007(2)                                                         2,000           1,945
ING Security Life Institutional Funding 4.25% 2010(2)                                                         3,000           2,983
Price REIT, Inc. 7.50% 2006                                                                                   5,000           5,183
Kimco Realty Corp., Series C, 3.95% 2008                                                                      7,000           6,955
Kimco Realty Corp., Series C, 4.82% 2014                                                                        795             786
Kimco Realty Corp., Series C, 4.904% 2015                                                                     7,500           7,397
John Hancock Global Funding II, Series 2002-G, 5.00% 2007(2)                                                 19,000          19,251
US Bank NA 4.40% 2008                                                                                        17,000          17,076
Metropolitan Life Global Funding I, Series 2004-10, 3.375% 2007(2)                                           12,000          11,786
Metropolitan Life Global Funding I, Series 2004-7, 4.25% 2009(2)                                              4,000           3,990
Signet Bank 7.80% 2006                                                                                        2,000           2,067
Wachovia Corp., Series G, 4.375% 2010                                                                        13,000          13,005
American Express Credit Corp. 3.743% 2006(1)                                                                  5,000           5,008
American Express Credit Corp. 3.00% 2008                                                                      5,000           4,851
American Express Co. 4.75% 2009                                                                               5,000           5,075
XL Capital Finance (Europe) PLC 6.50% 2012                                                                    4,725           5,114
Twin Reefs Asset Trust (XLFA), Series B, 4.57% (undated)(1,2)                                                 9,700           9,680
CIT Group Inc. 3.65% 2007                                                                                     7,835           7,730
CIT Group Inc. 7.375% 2007                                                                                    3,500           3,667
CIT Group Inc. 6.875% 2009                                                                                    3,000           3,272
NationsBank Corp. 7.50% 2006                                                                                  2,000           2,062
Bank of America Corp. 6.625% 2007                                                                               200             209
Bank of America Corp. 4.375% 2010                                                                             5,000           4,989
Bank of America Corp. 4.50% 2010                                                                              7,000           7,031
Hartford Financial Services Group, Inc. 2.375% 2006                                                          10,375          10,230
Hartford Financial Services Group, Inc. 4.70% 2007                                                            4,000           4,020
Deutsche Bank Capital Funding Trust I, 7.872% (undated)(1,2)                                                 11,950          13,295
New York Life Global Funding 3.875% 2009(2)                                                                   6,750           6,685
New York Life Global Funding 4.625% 2010(2)                                                                   5,000           5,058
Protective Life Insurance Co., Series 2004-D, 4.00% 2009                                                      3,000           2,967
Protective Life Insurance Co., 4.85% 2010                                                                     7,750           7,890
National Westminster Bank PLC 7.375% 2009                                                                     7,000           7,797
National Westminster Bank PLC 7.75% (undated)(1)                                                              2,350           2,497
SunTrust Banks, Inc. 4.415% 2009                                                                             10,000          10,027
Bank of New York Co., Inc., Series E, 2.20% 2006                                                             10,000           9,864
Weingarten Realty Investors, Series A, 5.263% 2012                                                            6,000           6,230
Weingarten Realty Investors, Series A, 4.857% 2014                                                            3,000           2,995
Principal Life Global Funding I 4.40% 2010(2)                                                                 9,000           8,959
Lincoln National Corp. 6.50% 2008                                                                             8,385           8,881
Skandinaviska Enskilda Banken 6.875% 2009                                                                     7,930           8,523
Berkshire Hathaway Finance Corp. 4.125% 2010                                                                  8,000           7,935
Bayerische Landesbank, Series F, 2.50% 2006                                                                   6,625           6,566
Abbey National PLC 6.70% (undated)(1)                                                                         4,672           4,933
Abbey National PLC 7.35% (undated)(1)                                                                         1,000           1,032
Principal Life Insurance Co. 3.20% 2009                                                                       6,000           5,794
Swedish Export Credit Corp. 2.875% 2007                                                                       5,000           4,918
Merita Bank Ltd. 7.50% (undated)(1,2)                                                                         2,825           2,940
Barclays Bank PLC 7.40% 2009                                                                                  1,250           1,396
Den Danske Bank A/S 7.40% 2010(1,2)                                                                             500             526
                                                                                                                            867,558

Telecommunication services -- 2.80%
SBC Communications Inc. 4.125% 2009                                                                          18,750          18,535
SBC Communications Inc. 6.25% 2011                                                                           15,500          16,783
BellSouth Corp. 4.20% 2009                                                                                   18,000          17,876
Verizon Wireless Capital LLC and Cellco Partnership 5.375% 2006                                              17,500          17,760
France Telecom 8.50% 2011(1)                                                                                 12,500          14,425
Telefonica Europe BV 7.75% 2010                                                                              10,000          11,462
Vodafone Group PLC 7.75% 2010                                                                                 9,525          10,779
British Telecommunications PLC 7.875% 2005(1)                                                                 3,250           3,284
British Telecommunications PLC 8.375% 2010(1)                                                                 4,000           4,702
Singapore Telecommunications Ltd. 6.375% 2011(2)                                                              7,000           7,673
Verizon Global Funding Corp. 7.375% 2012                                                                      5,000           5,801
Deutsche Telekom International Finance BV 8.50% 2010(1)                                                       5,000           5,755
ALLTEL Corp. 4.656% 2007                                                                                      5,000           5,033
Koninklijke KPN NV 8.00% 2010                                                                                 4,000           4,626
Cingular Wireless LLC 5.625% 2006                                                                             3,000           3,045
                                                                                                                            147,539

Consumer staples -- 2.56%
Wal-Mart Stores, Inc. 5.45% 2006                                                                              5,000           5,050
Wal-Mart Stores, Inc. 4.375% 2007                                                                            16,000          16,085
Wal-Mart Stores, Inc. 4.125% 2010                                                                            15,000          14,830
Wal-Mart Stores, Inc. 4.75% 2010                                                                             10,500          10,674
Diageo Capital PLC 3.50% 2007                                                                                12,000          11,832
Diageo Capital PLC 4.375% 2010                                                                               12,500          12,527
Kraft Foods Inc. 4.625% 2006                                                                                  3,000           3,010
Kraft Foods Inc. 4.125% 2009                                                                                  4,000           3,953
Kraft Foods Inc. 6.25% 2012                                                                                   1,600           1,758
Nabisco, Inc. 7.05% 2007                                                                                      9,200           9,635
Pepsi Bottling Group, Inc. 5.625% 2009(2)                                                                    16,650          17,393
Anheuser-Busch Companies, Inc. 9.00% 2009                                                                     2,000           2,362
Anheuser-Busch Companies, Inc. 6.00% 2011                                                                     9,000           9,748
CVS Corp. 4.00% 2009                                                                                          5,000           4,942
CVS Corp. 6.117% 2013(2,3)                                                                                    1,655           1,760
CVS Corp. 5.298% 2027(2,3)                                                                                      975           1,009
Costco Wholesale Corp. 5.50% 2007                                                                             5,250           5,348
PepsiAmericas, Inc. 4.875% 2015                                                                               3,000           3,060
                                                                                                                            134,976

Consumer discretionary -- 2.55%
Kohl's Corp. 6.70% 2006                                                                                       7,074           7,136
Kohl's Corp. 6.30% 2011                                                                                      16,170          17,596
Target Corp. 5.50% 2007                                                                                      17,000          17,354
Target Corp. 3.375% 2008                                                                                      7,200           7,070
DaimlerChrysler North America Holding Corp. 4.75% 2008                                                        7,000           7,007
DaimlerChrysler North America Holding Corp. 7.20% 2009                                                        5,000           5,407
DaimlerChrysler North America Holding Corp. 8.00% 2010                                                        3,000           3,369
DaimlerChrysler North America Holding Corp. 7.75% 2011                                                        3,500           3,929
Gannett Co., Inc. 4.125% 2008                                                                                 8,000           7,975
Gannett Co., Inc. 6.375% 2012                                                                                 7,285           8,046
Viacom Inc. 6.40% 2006                                                                                       10,250          10,338
Viacom Inc. 5.625% 2007                                                                                       5,000           5,096
Walt Disney Co., Series B, 5.375% 2007                                                                       14,000          14,267
Lowe's Companies, Inc. 7.50% 2005                                                                             3,000           3,028
Lowe's Companies, Inc. 8.25% 2010                                                                             5,000           5,831
Carnival Corp. 6.15% 2008                                                                                     5,401           5,637
Sony Capital Corp., Series C, 4.95% 2006(2)                                                                   5,000           5,012
                                                                                                                            134,098

Industrials -- 2.28%
General Electric Capital Corp., Series A, 2.85% 2006                                                          5,000           4,978
General Electric Capital Corp., Series A, 5.00% 2007                                                         23,000          23,349
General Electric Capital Corp., Series A, 5.375% 2007                                                        10,000          10,193
General Electric Capital Corp., Series A, 3.50% 2008                                                          4,000           3,934
General Electric Capital Corp., Series A, 6.00% 2012                                                          2,500           2,709
General Electric Co. 5.00% 2013                                                                               2,000           2,057
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011(2,3)                                         22,662          24,130
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013(2,3)                            2,248           2,447
John Deere Capital Corp. 3.90% 2008                                                                          18,500          18,351
Caterpillar Inc. 4.50% 2009                                                                                  16,750          16,876
Burlington Northern and Santa Fe Railway Co. Pass Through Trust, Series 1996-B, 6.96% 2009(3)                 3,720           3,894
Burlington Northern and Santa Fe Railway Co. Pass Through Trust, Series 2002-1, 5.943% 2022(3)                  484             527
Northwest Airlines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.264% 2023(3)                              2,335           2,414
Continental Airlines, Inc., MBIA insured, 4.25% 2009(1)                                                       2,000           2,008
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023(2,3)              1,338           1,375
Southwest Airlines Co., Series 2001-1, Class A-2, 5.496% 2006(3)                                              1,000           1,013
                                                                                                                            120,255

Utilities -- 0.97%
Virginia Electric and Power Co., Series 2002-A, 5.375% 2007                                                  13,500          13,703
Alabama Power Co., Series U, 2.65% 2006                                                                       5,000           4,970
Georgia Power Co., Series V, 4.10% 2009                                                                       7,000           6,932
Public Service Electric and Gas Co., Series B, 5.125% 2012                                                    8,343           8,637
Duke Energy Corp., First and Refunding Mortgage Bonds, Series A, 3.75% 2008                                   5,000           4,940
Duke Energy Corp., First and Refunding Mortgage Bonds, 4.50% 2010                                             2,250           2,260
Pacificorp Australia LLC, MBIA insured, 6.15% 2008(2)                                                         6,000           6,243
Chilquinta Energia Finance Co. LLC, MBIA insured, 6.47% 2008(2)                                               3,500           3,669
                                                                                                                             51,354

Health care -- 0.55%
UnitedHealth Group Inc. 7.50% 2005                                                                            1,525           1,534
UnitedHealth Group Inc. 5.20% 2007                                                                            3,000           3,032
UnitedHealth Group Inc. 3.75% 2009                                                                           10,000           9,811
Amgen Inc. 4.00% 2009                                                                                        14,500          14,348
                                                                                                                             28,725

Energy -- 0.39%
Petroleum Export Ltd., Class A-1, MBIA insured, 4.623% 2010(2,3)                                              8,500           8,526
BP Capital Markets PLC 2.75% 2006                                                                             8,000           7,853
Oil Enterprises Ltd., MBIA insured, 6.239% 2008(2,3)                                                          3,762           3,880
                                                                                                                             20,259

Materials -- 0.11%
E.I. du Pont de Nemours and Co. 4.125% 2010                                                                   6,000           5,995


U.S. TREASURY BONDS & NOTES -- 17.58%
U.S. Treasury 5.625% 2006                                                                                    24,265          24,479
U.S. Treasury 3.25% 2007                                                                                     58,750          58,117
U.S. Treasury 3.375% 2007(4)                                                                                    473             490
U.S. Treasury 6.25% 2007                                                                                     47,750          49,421
U.S. Treasury 6.625% 2007(5)                                                                                  5,175           5,414
U.S. Treasury 3.375% 2008                                                                                    48,750          48,072
U.S. Treasury 3.375% 2008                                                                                    20,000          19,714
U.S. Treasury 3.625% 2008(4)                                                                                 17,409          18,442
U.S. Treasury 4.75% 2008                                                                                      4,450           4,571
U.S. Treasury 3.625% 2009                                                                                    76,750          76,132
U.S. Treasury 3.875% 2009(4)                                                                                 95,351         103,499
U.S. Treasury 5.50% 2009                                                                                    118,000         124,812
U.S. Treasury 6.00% 2009(5)                                                                                   1,950           2,103
U.S. Treasury 4.00% 2010                                                                                    134,500         135,256
U.S. Treasury 5.00% 2011                                                                                     59,500          62,782
U.S. Treasury 5.00% 2011                                                                                     53,750          56,883
U.S. Treasury 3.875% 2013                                                                                     2,550           2,539
U.S. Treasury 4.25% 2013                                                                                     13,500          13,753
U.S. Treasury 2.00% 2014(4)                                                                                  21,052          21,650
U.S. Treasury 4.25% 2014                                                                                     55,750          56,699
U.S. Treasury 8.75% 2020                                                                                     23,660          35,320
U.S. Treasury Principal Strip 0% 2015                                                                         5,300           3,516
U.S. Treasury Principal Strip 0% 2029                                                                         7,750           2,832
                                                                                                                            926,496

FEDERAL AGENCY BONDS & NOTES -- 17.00%
Freddie Mac 5.25% 2006                                                                                       43,250          43,457
Freddie Mac 5.50% 2006                                                                                       14,000          14,171
Freddie Mac 3.35% 2007                                                                                       28,000          27,677
Freddie Mac 3.375% 2007                                                                                      15,000          14,796
Freddie Mac 4.125% 2009                                                                                      30,000          29,949
Freddie Mac 5.75% 2009                                                                                       75,000          79,016
Freddie Mac 6.625% 2009                                                                                     159,250         173,928
Freddie Mac 4.125% 2010                                                                                     113,750         113,472
Freddie Mac 5.875% 2011                                                                                      56,000          59,972
Freddie Mac 5.00% 2014                                                                                       20,000          20,988
Federal Home Loan Bank 2.00% 2006                                                                            21,575          21,384
Federal Home Loan Bank 2.375% 2006                                                                           17,915          17,741
Federal Home Loan Bank 2.875% 2006                                                                            6,000           5,949
Federal Home Loan Bank 5.125% 2006                                                                           23,995          24,133
Federal Home Loan Bank 3.625% 2007                                                                           33,250          32,967
Federal Home Loan Bank 3.70% 2007                                                                            16,245          16,119
Federal Home Loan Bank 3.375% 2007                                                                           65,000          64,030
Federal Home Loan Bank 3.375% 2008                                                                           36,280          35,620
Federal Home Loan Bank 3.75% 2008                                                                             6,750           6,665
Federal Home Loan Bank 5.823% 2009                                                                           12,500          13,167
Fannie Mae 4.00% 2008                                                                                        30,000          29,895
Fannie Mae 6.625% 2009                                                                                       12,750          13,923
Federal Agricultural Mortgage Corp. 4.25% 2008                                                               32,500          32,563
United States Government-Guaranteed Ship Financing Obligations, Rowan Companies, Inc.
     (Title XI) 5.88% 2012(3)                                                                                 4,328           4,499
                                                                                                                            896,081

ASSET-BACKED OBLIGATIONS(3) -- 12.37%
Drive Auto Receivables Trust, Series 2003-1, Class A-3, MBIA insured, 2.41% 2007(2)                           3,525           3,518
Drive Auto Receivables Trust, Series 2002-1, Class A-4, MBIA insured, 4.09% 2008(2)                           5,344           5,343
Drive Auto Receivables Trust, Series 2005-1, Class A-3, MBIA insured, 3.75% 2009                             13,000          12,900
Drive Auto Receivables Trust, Series 2005-2, Class A-2, MBIA insured, 4.12% 2010(2)                          10,250          10,228
Drive Auto Receivables Trust, Series 2004-1, Class A-4, MBIA insured, 4.14% 2010(2)                          13,000          12,982
Drive Auto Receivables Trust, Series 2005-2, Class A-3, MBIA insured, 4.26% 2012(2)                           4,250           4,223
ARG Funding Corp., Series 2005-1, Class A-1, MBIA insured, 4.02% 2009(2)                                      6,750           6,678
ARG Funding Corp., Series 2005-2, Class A-1, AMBAC insured, 4.54% 2009(2)                                     6,500           6,508
ARG Funding Corp., Series 2005-1, Class A-3, MBIA insured, 4.29% 2010(2)                                     15,750          15,553
CPS Auto Receivables Trust, Series 2003-A, Class A-2, XLCA insured, 2.89% 2009(2)                             1,645           1,613
CPS Auto Receivables Trust, Series 2002-B, Class A-2, XLCA insured, 3.50% 2009(2)                             4,856           4,833
CPS Auto Receivables Trust, Series 2002-C, Class A-2, XLCA insured, 3.52% 2009(2)                             1,216           1,212
CPS Auto Receivables Trust, Series 2004-A, Class A-2, FSA insured, 3.87% 2010(2)                              5,000           4,965
CPS Auto Receivables Trust, Series 2004-D, Class A-2, XLCA insured, 3.86% 2011(2)                            13,234          13,141
Residential Asset Securities Corp. Trust, Series 2003-KS2, Class A-I-3, 2.66% 2028                              295             294
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96% 2031                            6,105           6,185
Residential Asset Securities Corp. Trust, Series 2003-KS8, Class A-I-6, 4.83% 2033                            1,500           1,504
Residential Asset Securities Corp. Trust, Series 2004-KS2, Class M-II-1, 4.151% 2034(1)                       7,000           6,980
Residential Asset Securities Corp. Trust, Series 2004-KS12, Class A-1-2, 3.871% 2035(1)                      10,000          10,003
CWABS, Inc., Series 2004-10, Class AF-3, 3.842% 2030                                                         14,250          14,045
CWABS, Inc., Series 2004-10, Class AF-4, 4.506% 2032                                                          4,250           4,203
CWABS, Inc., Series 2004-10, Class 2-AV-2, 3.991% 2033(1)                                                     5,000           5,006
New Century Home Equity Loan Trust, Series 2001-NC2, Class M-1, 4.429% 2031(1)                               10,720          10,743
New Century Home Equity Loan Trust, Series 2004-A, Class M-II, FGIC insured, 5.65% 2034                      10,750          11,073
Banco Itau SA, Series 2002-2, XLCA insured, 3.946% 2006(1,2)                                                  9,000           9,000
Banco Itau SA, Series 2002, XLCA insured, 3.996% 2007(1,2)                                                   12,650          12,650
Residential Funding Mortgage Securities II, Inc., Series 2005-HI1, Class A-3, FGIC insured, 4.16% 2034       21,500          21,289
Citibank Credit Card Issuance Trust, Class 2002-A1, 4.95% 2009                                                4,000           4,043
Citibank Credit Card Issuance Trust, Class 2000-A3, 6.875% 2009                                              12,500          13,197
Citibank Credit Card Issuance Trust, Class 2003-A3, 3.10% 2010                                                2,900           2,825
Credit-Based Asset Servicing and Securitization LLC, Series 2004-CB8, Class AF-1, 3.633% 2021                11,458          11,372
Credit-Based Asset Servicing and Securitization LLC, Series 2004-CB8, Class AF-2, 4.134% 2026                 3,950           3,907
Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB4, Class AF-4, 5.028% 2035(1)              4,485           4,537
Capital One Multi-asset Execution Trust, Series 2003-1, Class A, 3.961% 2009(1)                              19,000          19,052
MBNA Credit Card Master Note Trust, Series 2005-6, Class A, 4.50% 2013                                       18,500          18,515
Drivetime Auto Owner Trust, Series 2003-A, Class A-3, XLCA insured, 2.524% 2008(2)                            2,345           2,330
Drivetime Auto Owner Trust, Series 2005-A, Class A-3, MBIA insured, 4.302% 2009(2)                            8,250           8,256
Drivetime Auto Owner Trust, Series 2004-C, Class A-3, XLCA insured, 3.493% 2010(2)                            7,000           6,919
Centex Home Equity Loan Trust, Series 2005-A, Class AF-2, 3.90% 2024                                          2,500           2,475
Centex Home Equity Loan Trust, Series 2005-A, Class AF-4, 4.72% 2031                                          3,000           2,986
Centex Home Equity Loan Trust, Series 2003-C, Class AF-6, 4.81% 2033                                          1,700           1,708
Centex Home Equity Loan Trust, Series 2005-A, Class AF-6, 4.69% 2035                                          7,500           7,584
Long Beach Acceptance Auto Receivables Trust, Series 2004-C, Class A-3, FSA insured, 3.402% 2009              4,750           4,717
Long Beach Acceptance Auto Receivables Trust, Series 2004-A, Class A-2, FSA insured, 2.841% 2010(1)           5,000           4,905
Long Beach Acceptance Auto Receivables Trust, Series 2004-C, Class A-4, FSA insured, 3.777% 2011              4,350           4,315
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A-3, 4.35% 2014                         13,907          13,650
Massachusetts RRB Special Purpose Trust, Series 2005-1, Class A-4, 4.40% 2015                                12,800          12,766
Capital One Master Trust, Series 1998-1, Class A, 6.31% 2011                                                 11,950          12,568
Hyundai Auto Receivables Trust, Series 2002-A, Class B, 3.54% 2009(2)                                        12,125          12,080
Wells Fargo Home Equity Trust, Series 2004-2, Class AI-4, 4.43% 2025                                          5,000           4,968
Wells Fargo Home Equity Trust, Series 2004-2, Class AI-5, 4.89% 2028                                          6,750           6,712
Structured Asset Investment Loan Trust, Series 2004-BNC2, Class A-4, 3.961% 2034(1)                          10,500          10,545
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-2, 3.87% 2011                                        5,000           4,980
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-3, 4.14% 2012                                        5,250           5,250
Triad Automobile Receivables Trust, Series 2005-A, Class A-4, AMBAC insured, 4.22% 2012                      10,000           9,999
Prestige Auto Receivables Trust, Series 2003-1, Class A-2, FSA insured, 2.41% 2010(2)                         2,194           2,170
Prestige Auto Receivables Trust, Series 2004-1, Class A-2, FSA insured, 3.69% 2011(2)                         7,297           7,242
MBNA Master Credit Card Trust II, Series 2000-D, Class B, 4.001% 2009(1)                                      5,750           5,786
MBNA Master Credit Card Trust II, Series 2000-E, Class A, 7.80% 2012                                          2,580           2,973
Origen Manufactured Housing Contract Trust, Series 2004-B, Class A-1, 2.87% 2013                              1,916           1,896
Origen Manufactured Housing Contract Trust, Series 2004-B, Class A-2, 3.79% 2017                              5,300           5,223
Origen Manufactured Housing Contract Trust, Series 2004-B, Class A-3, 4.75% 2021                              1,500           1,489
WFS Financial Owner Trust, Series 2002-3, Class A-4, 3.50% 2010                                               6,004           5,983
WFS Financial Owner Trust, Series 2004-1, Class A-4, 2.81% 2011                                               2,600           2,548
SeaWest Securitization, LLC, Series 2002-A, Class A-3, XLCA insured, 3.58% 2008(2)                            4,787           4,773
SeaWest Securitization, LLC, Series 2003-A, Class A-2, XLCA insured, 2.84% 2009(2)                            3,698           3,668
California Infrastructure and Economic Development Bank, Special Purpose Trust, SCE-1,
     Series 1997-1, Class A-6, 6.38% 2008                                                                     4,163           4,219
California Infrastructure and Economic Development Bank, Special Purpose Trust, PG&E-1,
     Series 1997-1, Class A-7, 6.42% 2008                                                                     3,800           3,848
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-7, 7.05% 2009                                            6,260           6,467
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-8, 7.15% 2009                                            1,200           1,287
PF Export Receivables Master Trust, Series 2001-B, MBIA insured, 6.60% 2011(2)                                6,951           7,363
AESOP Funding II LLC, Series 2002-1A, Class A-1, AMBAC insured, 3.85% 2006(2)                                 2,375           2,374
AESOP Funding II LLC, Series 2003-2, Class A-1, MBIA insured, 2.74% 2007(2)                                   5,000           4,951
MMCA Auto Owner Trust, Series 2001-2, Class B, 5.75% 2007                                                       190             190
MMCA Auto Owner Trust, Series 2001-3, Class B, 4.521% 2008(1)                                                   439             439
MMCA Auto Owner Trust, Series 2002-4, Class A-4, 3.05% 2009                                                   3,942           3,915
MMCA Auto Owner Trust, Series 2002-3, Class A-4, 3.57% 2009                                                   2,770           2,764
PECO Energy Transition Trust, Series 1999-A, Class A-7, 6.13% 2009                                            7,000           7,308
Morgan Stanley ABS Capital I, Inc., Series 2004-OP1, Class A-2B, 3.931% 2034(1)                               7,000           7,017
Countryplace Manufactured Housing Contract, Series 2005-1, Class A-2, AMBAC insured, 4.42% 2035(2)            7,000           6,972
AmeriCredit Automobile Receivables Trust, Series 2003-A-M, Class A-4-A, MBIA insured, 3.10% 2009              2,000           1,977
AmeriCredit Automobile Receivables Trust, Series 2002-C, Class A-4, FSA insured, 3.55% 2009                   5,000           4,980
IndyMac Home Equity Mortgage Loan Asset-backed Trust, Series SPMD 2001-A, Class AF-6, 6.537% 2030             1,343           1,363
IndyMac Home Equity Mortgage Loan Asset-backed Trust, Series SPMD 2004-C, Class A-II-2, 3.911% 2035(1)        5,500           5,509
Providian Gateway Master Trust, Series 2004-DA, Class A, 3.35% 2011(2)                                        7,000           6,872
Option One Mortgage Loan Trust, Series 2000-2, Class M-1, 4.511% 2030(1)                                      4,051           4,055
Option One Mortgage Loan Trust, Series 2000-3, Class M-1, 4.541% 2030(1)                                      2,660           2,662
Household Automotive Trust, Series 2001-3, Class A-4, 4.37% 2008                                              6,439           6,450
Saxon Asset Securities Trust, Series 2002-2, Class AF-5, 5.99% 2031                                             694             706
Saxon Asset Securities Trust, Series 2004-2, Class AF-5, 4.99% 2035                                           5,300           5,402
Onyx Acceptance Owner Trust, Series 2002-C, Class A-4, MBIA insured, 4.07% 2009                               5,747           5,750
Nebhelp Trust, Student Loan Interest Margin Securities, Series 1, Class A, MBIA insured, 6.68% 2016(2)        5,302           5,417
SLM Private Credit Student Loan Trust, Series 2002-A, Class A-2, 3.96% 2030(1)                                5,000           5,124
Vanderbilt Mortgage and Finance, Inc., Series 2000-C, Class A-4, 7.905% 2026                                  4,658           5,006
UPFC Auto Receivables Trust, Series 2004-A, Class A-3, AMBAC insured, 3.27% 2010                              5,000           4,949
USAA Auto Owner Trust, Series 2004-3, Class A-3, 3.16% 2009                                                   5,000           4,946
Park Place Securities, Inc., Series 2005-WHQ3, Class A-2-A, 3.721% 2035(1)                                    4,438           4,436
Nordstrom Private Label Credit Card Master Note Trust, Series 2001-1, Class A, 4.82% 2010(2)                  4,250           4,281
Spirit Master Funding LLC, Net-Lease Mortgage Notes, Series 2005-1, Class A-1, AMBAC insured, 5.05% 2023(2)   3,986           3,994
Green Tree Financial Corp., Series 1997-6, Class A-6, 6.90% 2029                                              1,116           1,179
Green Tree Financial Corp., Series 1997-6, Class A-7, 7.14% 2029                                              2,628           2,798
AMRESCO Residential Securities Corp. Mortgage Loan Trust, Series 1997-2, Class A-7, 7.57% 2027                3,554           3,546
Impac CMB Grantor Trust, Series 2004-6, Class M-4, 4.791% 2034(1)                                             3,413           3,430
Chase Credit Card Owner Trust, Series 2003-4, Class B, 4.221% 2016(1)                                         3,000           3,076
Home Equity Asset Trust, Series 2004-7, Class M-1, 4.261% 2035(1)                                             2,500           2,521
Nordstrom Credit Card Master Note Trust, Series 2002-1, Class B, 4.271% 2010(1,2)                             2,250           2,264
Specialty Underwriting and Residential Finance Trust, Series 2004-BC4, Class A-2B, 3.951% 2035(1)             2,000           2,004
Long Beach Mortgage Loan Trust, Series 2005-WL2, Class III-A2, 3.779% 2035(1)                                 2,000           2,000
Litigation Settlement Monetized Fee Trust I, Series 2001-1, Class A-1, 8.33% 2031(2)                          1,866           1,928
Franklin Auto Trust, Series 2002-1, Class A-4, MBIA insured, 4.51% 2010                                       1,854           1,859
Bear Stearns Asset Backed Securities I Trust, Series 2004-FR3, Class I-A-I, 3.891% 2030(1)                    1,590           1,591
Banco Nacional de Mexico, SA, Series 1999-A, Class A-1, MBIA insured, 7.50% 2006(2)                           1,339           1,358
Financial Pacific Funding II, LLC, Series 2003-A, Class A, FSA insured, 2.29% 2009(2)                         1,202           1,185
Navistar Financial Owner Trust, Series 2002-A, Class B, 4.95% 2009                                              568             569
Conseco Finance Home Equity Loan Trust, Series 2001-B, Class II-M-1, 7.581% 2032                                162             162
NPF VI, Inc., Series 2002-1, Class A, 1.99% 2008(1,2,6)                                                       1,500              52
NPF XII, Inc., Series 2001-3, Class A, 5.52% 2007(2,6)                                                        1,000              45
                                                                                                                            652,144

FEDERAL AGENCY MORTGAGE-BACKED OBLIGATIONS(3) -- 7.26%
Fannie Mae 7.00% 2008                                                                                           131             137
Fannie Mae 8.50% 2008                                                                                             4               4
Fannie Mae 7.00% 2009                                                                                           158             166
Fannie Mae 7.00% 2009                                                                                            37              39
Fannie Mae 7.50% 2009                                                                                           284             292
Fannie Mae 7.50% 2009                                                                                            99             104
Fannie Mae 7.50% 2009                                                                                            98             103
Fannie Mae 7.50% 2009                                                                                            39              40
Fannie Mae 8.50% 2009                                                                                            28              30
Fannie Mae 9.00% 2009                                                                                           207             217
Fannie Mae 9.00% 2009                                                                                           202             213
Fannie Mae 9.50% 2009                                                                                           250             267
Fannie Mae 7.00% 2010                                                                                            95              99
Fannie Mae 9.50% 2010                                                                                            14              14
Fannie Mae 7.00% 2011                                                                                           678             710
Fannie Mae 7.00% 2011                                                                                           310             325
Fannie Mae 7.00% 2011                                                                                            39              41
Fannie Mae 7.00% 2012                                                                                           463             485
Fannie Mae 6.00% 2013                                                                                         6,816           7,043
Fannie Mae 8.50% 2014                                                                                            41              43
Fannie Mae 6.00% 2015                                                                                         5,399           5,579
Fannie Mae 7.00% 2015                                                                                         2,651           2,775
Fannie Mae 7.00% 2015                                                                                           683             715
Fannie Mae 7.00% 2015                                                                                           130             136
Fannie Mae 7.00% 2015                                                                                            60              63
Fannie Mae 7.50% 2015                                                                                         1,320           1,389
Fannie Mae 7.50% 2015                                                                                         1,202           1,264
Fannie Mae 7.50% 2015                                                                                           603             634
Fannie Mae 7.50% 2015                                                                                           594             625
Fannie Mae 7.50% 2015                                                                                           193             203
Fannie Mae 7.50% 2015                                                                                           136             143
Fannie Mae 7.50% 2015                                                                                            91              96
Fannie Mae 9.00% 2015                                                                                           776             845
Fannie Mae 13.50% 2015                                                                                          317             379
Fannie Mae 7.00% 2016                                                                                         1,861           1,949
Fannie Mae 7.00% 2016                                                                                           698             731
Fannie Mae 7.00% 2016                                                                                           566             593
Fannie Mae 7.00% 2016                                                                                           385             403
Fannie Mae 7.00% 2016                                                                                           306             320
Fannie Mae 7.50% 2016                                                                                           600             631
Fannie Mae 9.00% 2016                                                                                         1,030           1,134
Fannie Mae 11.50% 2016                                                                                          373             429
Fannie Mae 5.50% 2017                                                                                         1,629           1,666
Fannie Mae 6.00% 2017                                                                                         1,894           1,956
Fannie Mae 7.00% 2017                                                                                         2,166           2,268
Fannie Mae 7.00% 2017                                                                                         1,095           1,146
Fannie Mae 7.00% 2017                                                                                           766             802
Fannie Mae 5.00% 2018                                                                                         3,422           3,452
Fannie Mae 5.00% 2018                                                                                         1,396           1,409
Fannie Mae 9.00% 2018                                                                                            30              33
Fannie Mae 10.00% 2018                                                                                          184             210
Fannie Mae 11.50% 2019                                                                                        1,171           1,351
Fannie Mae 11.00% 2020                                                                                          277             323
Fannie Mae 11.00% 2020                                                                                          135             155
Fannie Mae 11.50% 2020                                                                                          285             329
Fannie Mae 10.00% 2021                                                                                          222             249
Fannie Mae 9.50% 2022                                                                                            91             102
Fannie Mae 7.00% 2023                                                                                           119             126
Fannie Mae 7.50% 2023                                                                                           288             308
Fannie Mae 10.00% 2025                                                                                          360             410
Fannie Mae 8.50% 2026                                                                                            76              83
Fannie Mae 9.304% 2026(1)                                                                                     1,666           1,858
Fannie Mae 9.50% 2026                                                                                           756             858
Fannie Mae 8.50% 2027                                                                                           120             131
Fannie Mae 7.50% 2029                                                                                           296             315
Fannie Mae 6.50% 2031                                                                                           131             135
Fannie Mae 7.00% 2031                                                                                            67              71
Fannie Mae 7.50% 2031                                                                                           210             223
Fannie Mae 7.50% 2031                                                                                           169             180
Fannie Mae 6.50% 2032                                                                                           602             623
Fannie Mae 3.759% 2033(1)                                                                                     3,315           3,278
Fannie Mae 3.763% 2033(1)                                                                                    10,320          10,211
Fannie Mae 4.028% 2033(1)                                                                                     1,343           1,329
Fannie Mae 4.195% 2033(1)                                                                                    20,372          20,329
Fannie Mae 5.50% 2034                                                                                         9,890           9,996
Fannie Mae 6.00% 2034                                                                                        32,704          33,478
Fannie Mae 6.50% 2034                                                                                        15,312          15,830
Fannie Mae 4.495% 2035(1)                                                                                     2,765           2,765
Fannie Mae, Series 91-50, Class H, 7.75% 2006                                                                   123             124
Fannie Mae, Trust D2, 11.00% 2009                                                                               223             235
Fannie Mae, Series 2000-T5B, 7.30% 2010                                                                      14,000          15,745
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012                                                              7,000           7,043
Fannie Mae, Series 88-16, Class B, 9.50% 2018                                                                    40              43
Fannie Mae, Series 90-93, Class G, 5.50% 2020                                                                   145             145
Fannie Mae, Series 90-21, Class Z, 9.00% 2020                                                                   713             783
Fannie Mae, Series 2001-4, Class GA, 10.246% 2025(1)                                                          1,657           1,857
Fannie Mae, Series 2001-4, Class NA, 11.847% 2025(1)                                                          4,509           5,159
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028                                                             2,996           3,186
Fannie Mae, Series 2002-W7, Class A-5, 7.50% 2029                                                             2,487           2,651
Fannie Mae, Series 2001-20, Class D, 11.056% 2031(1)                                                            242             283
Fannie Mae, Series 2005-29, Class AK, 4.50% 2035                                                              8,866           8,776
Fannie Mae, Series 2003-W10, Class 1A-2B, 3.112% 2037                                                         2,837           2,824
Fannie Mae, Series 2003-W4, Class 1A-2, 3.063% 2038                                                             419             417
Fannie Mae, Series 1999-T2, Class A-1, 7.50% 2039                                                             1,305           1,389
Fannie Mae, Series 2003-W4, Class 1A-3, 3.991% 2040                                                          19,000          18,838
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041                                                            2,088           2,194
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041                                                              1,093           1,153
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042                                                                905             958
Freddie Mac 7.00% 2008                                                                                          158             165
Freddie Mac 8.00% 2008                                                                                           26              27
Freddie Mac 8.50% 2008                                                                                           13              14
Freddie Mac 8.75% 2008                                                                                           38              39
Freddie Mac 8.50% 2009                                                                                          118             123
Freddie Mac 8.00% 2010                                                                                           99             102
Freddie Mac 9.50% 2010                                                                                            7               7
Freddie Mac 8.00% 2012                                                                                          226             237
Freddie Mac 9.50% 2013                                                                                           27              29
Freddie Mac 6.00% 2014                                                                                          216             223
Freddie Mac 6.00% 2014                                                                                          114             117
Freddie Mac 4.00% 2015                                                                                        9,333           9,110
Freddie Mac 7.00% 2015                                                                                          174             182
Freddie Mac 6.00% 2017                                                                                          774             799
Freddie Mac 8.00% 2017                                                                                          440             474
Freddie Mac 8.00% 2017                                                                                          157             169
Freddie Mac 8.00% 2017                                                                                          118             127
Freddie Mac 5.00% 2018                                                                                        5,447           5,493
Freddie Mac 5.00% 2018                                                                                        2,134           2,152
Freddie Mac 8.50% 2018                                                                                           34              35
Freddie Mac 10.00% 2018                                                                                         769             881
Freddie Mac 11.00% 2018                                                                                         169             192
Freddie Mac 8.50% 2019                                                                                          113             124
Freddie Mac 10.00% 2019                                                                                         590             681
Freddie Mac 8.50% 2020                                                                                           54              59
Freddie Mac 8.50% 2021                                                                                           58              64
Freddie Mac 10.00% 2021                                                                                         313             354
Freddie Mac 10.00% 2025                                                                                         487             550
Freddie Mac 8.50% 2027                                                                                           40              44
Freddie Mac 9.00% 2030                                                                                          460             511
Freddie Mac 4.061% 2033(1)                                                                                    2,226           2,210
Freddie Mac 6.00% 2033                                                                                        3,276           3,353
Freddie Mac 6.00% 2034                                                                                        9,796          10,027
Freddie Mac 6.00% 2034                                                                                        4,423           4,527
Freddie Mac 6.00% 2034                                                                                        3,276           3,354
Freddie Mac 6.50% 2034                                                                                        2,109           2,179
Freddie Mac 4.62% 2035(1)                                                                                    14,675          14,672
Freddie Mac 4.648% 2035(1)                                                                                   30,950          30,949
Freddie Mac 4.792% 2035(1)                                                                                    7,539           7,554
Freddie Mac, Series H009, Class A-2, 1.876% 2008(1)                                                           1,491           1,476
Freddie Mac, Series 2310, Class B, 9.904% 2015(1)                                                               173             193
Freddie Mac, Series 2310, Class A, 10.581% 2017(1)                                                              646             704
Freddie Mac, Series 1567, Class A, 4.025% 2023(1)                                                               129             124
Freddie Mac, Series T-041, Class 3-A, 7.50% 2032                                                              1,258           1,335
Freddie Mac, Series T-056, Class A-2A, 2.842% 2036                                                            2,344           2,336
Government National Mortgage Assn. 8.50% 2007                                                                    29              30
Government National Mortgage Assn. 8.50% 2008                                                                   116             120
Government National Mortgage Assn. 8.50% 2008                                                                     6               6
Government National Mortgage Assn. 9.00% 2008                                                                   158             166
Government National Mortgage Assn. 9.50% 2009                                                                   859             909
Government National Mortgage Assn. 6.00% 2013                                                                 3,293           3,428
Government National Mortgage Assn. 6.00% 2014                                                                 4,552           4,730
Government National Mortgage Assn. 6.00% 2014                                                                 3,480           3,616
Government National Mortgage Assn. 9.00% 2016                                                                    25              27
Government National Mortgage Assn. 8.50% 2017                                                                   122             133
Government National Mortgage Assn. 8.50% 2020                                                                    26              28
Government National Mortgage Assn. 9.50% 2020                                                                   115             127
Government National Mortgage Assn. 9.50% 2020                                                                   110             122
Government National Mortgage Assn. 8.50% 2021                                                                   331             362
Government National Mortgage Assn. 8.50% 2021                                                                   140             153
Government National Mortgage Assn. 8.50% 2021                                                                     3               3
Government National Mortgage Assn. 9.00% 2021                                                                   127             140
Government National Mortgage Assn. 8.50% 2022                                                                    63              69
Government National Mortgage Assn. 8.50% 2022                                                                    63              69
Government National Mortgage Assn. 8.50% 2022                                                                    20              22
Government National Mortgage Assn. 8.50% 2023                                                                   325             356
Government National Mortgage Assn. 6.50% 2034                                                                   188             197
Government National Mortgage Assn. 7.00% 2034                                                                   730             773
Government National Mortgage Assn. 4.00% 2035(1)                                                             12,357          12,202
Government National Mortgage Assn. 4.00% 2035(1)                                                              3,707           3,655
Government National Mortgage Assn. 4.00% 2035(1)                                                              3,456           3,408
Government National Mortgage Assn. 4.00% 2035(1)                                                              3,398           3,346
Government National Mortgage Assn. 5.50% 2035                                                                 6,980           7,102
Government National Mortgage Assn., Series 2004-84, Class A, 3.624% 2017                                      3,817           3,748
Government National Mortgage Assn., Series 2002-28, Class A, 4.776% 2018                                      2,090           2,111
                                                                                                                            382,434

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED)(3) -- 6.47%
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 7-A-1, 5.00% 2020                                 5,369           5,342
Countrywide Alternative Loan Trust, Series 2004-14T2, Class A-11, 5.50% 2034                                  5,000           5,093
Countrywide Alternative Loan Trust, Series 2004-14T2, Class A-6, 5.50% 2034                                   3,190           3,207
Countrywide Alternative Loan Trust, Series 2005-46CB, Class A-8, 5.50% 2035                                  22,330          22,750
Countrywide Alternative Loan Trust, Series 2005-54C, Class 4-P-4, 5.50% 2035                                  6,325           6,441
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-9, 5.50% 2035                                   4,921           5,005
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 5-A-1, 5.75% 2035                                 8,021           8,130
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-17, 6.00% 2035                                  9,600           9,817
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 6-A-1, 6.00% 2035                                 4,460           4,554
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032                            3,645           3,675
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032                            2,519           2,543
CS First Boston Mortgage Securities Corp., Series 2003-AR12, Class II-A-2, 4.322% 2033(1)                     1,682           1,679
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033                            3,392           3,488
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033                            6,325           6,497
CS First Boston Mortgage Securities Corp., Series 2004-AR1, Class II-A-1, 4.723% 2034(1)                      5,775           5,771
CS First Boston Mortgage Securities Corp., Series 2005-1, Class I-A-27, 5.50% 2035                           18,332          18,519
CS First Boston Mortgage Securities Corp., Series 2005-6, Class VI-A-1, 6.00% 2035                           12,671          12,952
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-CB2, Class VII-A, 5.50% 2019                       6,677           6,711
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR7, Class A-7, 3.842% 2033(1)                    11,029          10,888
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR8, Class A, 4.03% 2033(1)                        5,218           5,193
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR6, Class A-1, 4.354% 2033(1)                     6,857           6,809
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR1, Class A-6, 4.491% 2033(1)                     1,567           1,559
Morgan Stanley Mortgage Trust, Series 2004-3, Class 4-A, 5.701% 2034(1)                                      23,895          24,160
Bear Stearns ARM Trust, Series 2003-6, Class I-A-2, 4.00% 2033(1)                                             2,201           2,174
Bear Stearns ARM Trust, Series 2003-3, Class II-A-2, 4.119% 2033(1)                                           3,944           3,903
Bear Stearns ARM Trust, Series 2004-1, Class I-2-A-5, 4.442% 2034(1)                                          4,099           4,074
Bear Stearns ARM Trust, Series 2005-1, Class II-A-2, 4.989% 2035(1)                                          11,802          11,849
Mastr Alternative Loan Trust, Series 2003-2, Class 6-A-1, 6.00% 2033                                          2,567           2,606
Mastr Alternative Loan Trust, Series 2004-2, Class 2-A-1, 6.00% 2034                                          3,139           3,202
Mastr Alternative Loan Trust, Series 2005-1, Class 1-A-1, 5.50% 2035                                          7,546           7,703
Mastr Alternative Loan Trust, Series 2005-3, Class 1-A-1, 5.50% 2035                                          3,726           3,766
Mastr Alternative Loan Trust, Series 2005-3, Class 3-A-1, 6.50% 2035                                          3,288           3,425
Residential Accredit Loans, Inc., Series 2004-QS6, Class A-1, 5.00% 2019                                      4,523           4,540
Residential Accredit Loans, Inc., Series 2004-QS8, Class A-11, 5.50% 2034                                     5,000           5,088
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034                                        7,390           7,518
Residential Accredit Loans, Inc., Series 2004-QS12, Class M-1, 6.00% 2034                                     1,286           1,335
Residential Asset Mortgage Products Trust, Series 2004-RZ1, Class A-I-2, 2.34% 2027                             822             817
Residential Asset Mortgage Products Trust, Series 2004-RS3, Class A-I-2, 3.052% 2029                          7,100           7,061
Residential Asset Mortgage Products Trust, Series 2004-RS9, Class A-I-4, AMBAC insured, 4.767% 2032           8,550           8,581
Residential Asset Mortgage Products Trust, Series 2003-RZ4, Class A-7, 4.79% 2033(1)                          1,000           1,001
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.564% 2027(1,2)                                 3,263           3,338
Structured Asset Securities Corp., Series 1998-RF1, Class A, 8.744% 2027(1,2)                                 3,323           3,417
Structured Asset Securities Corp., Series 1999-RF1, Class A, 7.878% 2028(1,2)                                 4,842           5,056
Structured Asset Securities Corp., Series 2003-17A, Class 3-A1, 4.01% 2033(1)                                 2,403           2,396
Banc of America Mortgage Securities Trust, Series 2003-F, Class 2-A-1, 3.734% 2033(1)                         2,781           2,734
Banc of America Mortgage Securities Trust, Series 2003-G, Class 2-A-1, 4.088% 2033(1)                         4,229           4,190
Banc of America Mortgage Securities Trust, Series 2003-D, Class 2-A-1, 4.183% 2033(1)                         4,688           4,643
CHL Mortgage Pass-Through Trust, Series 2003-HYB3, Class 4-A-1, 3.47% 2033(1)                                 4,074           4,001
CHL Mortgage Pass-Through Trust, Series 2003-27, Class A-1, 3.74% 2033(1)                                     1,924           1,894
CHL Mortgage Pass-Through Trust, Series 2004-HYB6, Class A-1, 4.375% 2034(1)                                  5,295           5,259
Specialty Underwriting and Residential Finance Trust, Series 2004-AA1, Class I-A-1, 5.00% 2034                8,826           8,831
GSR Mortgage Loan Trust, Series 2005-AR1, Class 2-A-1, 4.98% 2035(1)                                          8,700           8,733
Residential Asset Securitization Trust, Series 2005-A8CB, Class A-3, 5.50% 2035                               4,930           5,032
Residential Asset Securitization Trust, Series 2005-A6CB, Class A-7, 6.00% 2035                               2,919           2,999
PUMA Global Trust No.1, Class B, 3.92% 2033(1)                                                                5,500           5,512
First Horizon Mortgage Pass Through Trust, Series 2004-AR1, Class II-A-1, 4.912% 2034(1)                      5,317           5,328
Banc of America Alternative Loan Trust, Series 2005-6, Class 2-CB-2, 6.00% 2035                               3,872           3,980
Wells Fargo Mortgage-backed Securities Trust, Series 2003-M, Class A-1, 4.724% 2033(1)                        3,621           3,586
Paine Webber CMO, Series O, Class 5, 9.50% 2019                                                                 347             377
                                                                                                                            340,732

COMMERCIAL MORTGAGE-BACKED SECURITIES(3) -- 5.43%
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC1, Class A-2, 6.001% 2033             2,958           3,026
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C2, Class A-1, 4.326% 2034               14,765          14,694
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-1, 3.175% 2037            1,022           1,015
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.511% 2037           5,000           5,226
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039              12,392          12,197
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046              7,500           7,551
CS First Boston Mortgage Securities Corp., Series 2002-FL2, Class A-2, 3.938% 2010(1,2)                       1,328           1,328
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-2, 5.935% 2034                            4,573           4,595
CS First Boston Mortgage Securities Corp., Series 2002-CKP1, Class A-1, 4.627% 2035                           1,948           1,951
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3, 6.38% 2035                             7,000           7,569
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-2, 6.103% 2036                            4,047           4,133
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-1, 4.637% 2037                           3,701           3,709
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class A-1B, 6.48% 2040                             3,931           4,131
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class C, 6.78% 2040                                6,450           6,919
CS First Boston Mortgage Securities Corp., Series 1999-C1, Class D, 8.088% 2041(1)                            1,500           1,677
Bear Stearns Commercial Mortgage Securities Inc., Series 1998-C1, Class A-1, 6.34% 2030                       7,736           7,895
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-C1, Class X, interest only, 1.268% 2031(1,2)   81,234           3,011
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-C1, 5.91% 2031                                  4,116           4,187
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035                     5,931           5,876
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-1, 6.08% 2035                     7,357           7,558
Bear Stearns Commercial Mortgage Securities Inc., Series 2004-PWR6, Class A-1, 3.688% 2041                    3,011           2,981
Morgan Stanley Capital I, Inc., Series 2003-KIDS, Class A, 4.253% 2016(1,2)                                   8,535           8,564
Morgan Stanley Capital I, Inc., Series 2003-KIDS, Class B, 4.623% 2016(1,2)                                   2,000           2,008
Morgan Stanley Capital I, Inc., Series 1999-FNV1, Class A-1, 6.12% 2031                                       3,834           3,898
Morgan Stanley Capital I, Inc., Series 1999-FNV1, Class A-2, 6.53% 2031                                       4,815           5,106
Morgan Stanley Capital I, Inc., Series 1999-FNV1, Class D, 7.03% 2031                                         4,000           4,287
Morgan Stanley Capital I, Inc., Series 2004-RR2, Class A-1, 4.39% 2033(2)                                     2,449           2,432
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class A-1, 6.341% 2033(2)                         3,153           3,228
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class B, 6.758% 2033                              2,000           2,194
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-2, 6.226% 2035                            3,435           3,522
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428% 2035                           13,350          14,471
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035(2)                                           12,000          11,962
Crown Castle Towers LLC, Series 2005-1, Class C, 5.074% 2035(2)                                               8,180           8,155
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2014                             4,250           4,283
Wachovia Bank Commercial Mortgage Trust, Series 2003-C9, Class A-2, 3.958% 2035                               7,200           7,095
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-2, 4.782% 2042                              7,500           7,589
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036                               2,500           2,725
Banc of America Commercial Mortgage Inc., Series 2003-2, Class A-1, 3.411% 2041                               4,181           4,101
Banc of America Commercial Mortgage Inc., Series 2004-5, Class A-1, 3.812% 2041                               6,444           6,376
Chase Commercial Mortgage Securities Corp., Series 2000-2, Class A-1, 7.543% 2032                             3,994           4,262
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-1, 7.656% 2032                                98              98
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032                             6,000           6,616
GE Capital Commerical Mortgage Corp., Series 2002-3, Class A-1, 4.229% 2037                                  10,883          10,817
First Union National Bank Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.739% 2032                   2,326           2,425
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-1, 5.585% 2034                   7,355           7,602
LB-UBS Commercial Mortgage Trust, Series 2001-C7, Class A-3, 5.642% 2025                                      4,403           4,539
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2025                                       1,750           1,980
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A-3, 6.226% 2026                                      1,465           1,555
Nomura Asset Securities Corp., Series 1998-D6, Class A-1A, 6.28% 2030                                         7,034           7,141
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-3, 6.16% 2035                           5,125           5,418
DLJ Commercial Mortgage Corp., Series 1998-CF2, Class A-4, 6.90% 2031(1)                                      3,250           3,480
DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A-1B, 6.46% 2032                                        1,750           1,859
GMAC Commercial Mortgage Securities, Inc., Series 1999-C1, Class A-1, 5.83% 2033                              4,357           4,383
LB Commercial Mortgage Trust, Series 1998-C1, Class A-3, 6.48% 2030                                           3,519           3,658
GGP Mall Properties Trust, Series 2001-GGP1, Class A-2, 5.007% 2011(2)                                        2,412           2,436
Prudential Securities Secured Financing Corp., Series 1999-NRF1, Class C, 6.746% 2031                         2,000           2,138
Tower Ventures, LLC, Series 2004-1, Class A, 3.711% 2034(2)                                                   1,347           1,316
Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.206% 2033                                             1,158           1,187
First Union National Bank-Bank of America, N.A. Commercial Mortgage Trust,
     Series 2001-C1, Class A-1, 5.711% 2033                                                                     295             298
                                                                                                                            286,433

NON-U.S. GOVERNMENT BONDS & NOTES -- 0.76%
KfW International Finance Inc. 2.50% 2005                                                                     5,000           4,992
KfW 3.25% 2007                                                                                               23,000          22,668
Corporacion Andina de Fomento 7.375% 2011                                                                     7,000           7,876
Corporacion Andina de Fomento 6.875% 2012                                                                     4,159           4,648
                                                                                                                             40,184

MUNICIPALS -- 0.21%
California Maritime Infrastructure Authority, Taxable Lease Rev. Bonds
     (San Diego Unified Port Dist.-South Bay Plant Acquisition), Series 1999, 6.63% 2009(2,3)                 6,146           6,307
California Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
     Series 2003-A1, 5.00% 2021                                                                               2,365           2,407
State of New Jersey, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
     Series 2003, 4.375% 2019                                                                                 1,560           1,581
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
     Series 2001-A, Class A, 6.36% 2025                                                                         665             668
                                                                                                                             10,963


Total bonds & notes (cost: $5,035,500,000)                                                                                5,046,226


Preferred stocks -- 0.65%                                                                                    Shares

FINANCIALS -- 0.65%
HSBC Capital Funding LP, Series 1, 9.547% noncumulative step-up perpetual preferred(1,2)                  8,250,000           9,943
BNP U.S. Funding LLC, Series A, 7.738% noncumulative preferred(1,2)                                       6,795,000           7,254
BNP Paribas Capital Trust 9.003% noncumulative trust preferred(1,2)                                       1,250,000           1,492
Royal Bank of Scotland Group PLC, Series 3 Preference Shares, 7.816%(1)                                   7,500,000           7,586
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares(1,2)               6,000,000           6,834
ING Capital Funding Trust III 8.439% noncumulative preferred(1)                                           1,000,000           1,171

Total preferred stocks (cost: $36,304,000)                                                                                   34,280


                                                                                                   Principal amount
Short-term securities -- 1.99%                                                                                (000)

General Electric Capital Corp. 3.56% due 9/1/2005                                                           $32,600          32,597
USAA Capital Corp. 3.48% due 9/7/2005                                                                        30,000          29,980
PepsiCo Inc. 3.47% due 9/23/2005(2)                                                                          20,000          19,956
Hershey Co. 3.46% due 9/8/2005(2)                                                                            10,000           9,992
Gannett Co. 3.51% due 9/22/2005(2)                                                                            8,600           8,581
Federal Home Loan Bank 3.315% due 9/14/2005                                                                   3,500           3,495

Total short-term securities (cost: $104,602,000)                                                                            104,601


Total investment securities (cost: $5,176,406,000)                                                                        5,185,107
Other assets less liabilities                                                                                                84,943

Net assets                                                                                                               $5,270,050


(1) Coupon rate may change periodically.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $747,939,000, which represented 14.19% of the net assets of the fund.
(3) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(4) Index-linked bond whose principal amount moves with a government retail price index.
(5) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(6) Company not making scheduled interest payments; bankruptcy proceedings pending.


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Shareholders and Board of Trustees of Intermediate Bond Fund of America:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Intermediate Bond Fund of America, (the "Fund") as of August 31, 2005, and for the year then ended and have issued our report thereon dated October 7, 2005, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund's investment portfolio (the "Schedule") as of August 31, 2005 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.


Deloitte & Touche, LLP
Costa Mesa, California
October 7, 2005



ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Nominating and Governance Committee comprised solely of persons who are not considered "interested persons" of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating and Governance Committee of the Registrant, c/o the Registrant's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Nominating and Governance Committee.


ITEM 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12 - Exhibits

(a)  (1) The Code of Ethics  that is the subject of the  disclosure  required by
     Item 2 is attached as an exhibit hereto.

(a) (2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERMEDIATE BOND FUND OF AMERICA


By /s/ John H. Smet
---------------------------------
John H. Smet, President and PEO

Date: November 8, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ John H. Smet
-------------------------------
John H. Smet, President and PEO

Date: November 8, 2005



By /s/ Sharon G. Moseley
------------------------------------
Sharon G. Moseley, Treasurer and PFO

Date: November 8, 2005